United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Hermes Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 03/31/23

Date of Reporting Period: 03/31/23

Item 1.	Reports to Stockholders

Annual Shareholder Report
March 31, 2023

Share Class | Ticker	A | FRSAX	A1 | FFRFX	Institutional | FFRSX	R6 | FFRLX

Federated Hermes Floating Rate Strategic Income Fund
Fund Established 2010

A Portfolio of Federated Hermes Income Securities Trust
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from April 1, 2022 through March 31, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Floating Rate Strategic Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ended March 31, 2023, was -1.49% for the Class A Shares, -1.56% for the Class A1 Shares, -1.36% for the Institutional Shares and -1.35% for the Class R6 Shares. The -1.35%% total return for the Class R6 Shares during the reporting period consisted of 5.92% of dividends and reinvestments and -7.27% of depreciation in the net asset value of the shares. The ICE BofA US 3-Month Treasury Bill Index (BA3MT),1 the Fund’s broad-based securities market index, had a total return of 2.50%, and the Fund’s custom blended index (“Blended Benchmark”)2 (55% Credit Suisse Leveraged Loan Index (CSLLI)/30% ICE BofA 1-Year US Treasury Note Index (BA1YT)/15% ICE BofA US Dollar 1-Month Deposit Offered Rate Constant Maturity Index) had a total return of 1.91% for the same reporting period. The Fund’s total return during the reporting period reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the BA3MT or the Blended Benchmark.
During the reporting period, the primary components of the Fund’s investment strategy which affected performance relative to the Blended Benchmark3 were: (a) allocation of Fund assets among the following three broad sectors: domestic noninvestment-grade,4 domestic investment-grade and foreign;5 and (b) the selection of securities within each of the Fund’s sectors.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the Blended Benchmark.
MARKET OVERVIEW
Uncertainty was the overriding theme for risk markets, including leveraged loans,6 during the fiscal year. The macroeconomic and geopolitical environment offered a litany of challenging risk factors conspiring to provoke turbulence in the investing sphere. Namely, stubborn inflation, hawkish Federal Reserve (the “Fed”) monetary policy, rising interest rate pressure, growing recession fears, a shaky corporate earnings outlook, entrenched war in Ukraine, declining corporate fixed charge coverage metrics, and a banking crisis down the stretch were the key ingredients needed to whip up a toxic brew of volatility. Given the increased volatility, U.S. leveraged loan market risk spreads, as measured by a three-year discount margin, on the CSLLI increased from 4.49% at the beginning of the period to 6.09% as of March 31, 2023.7,8 The average price of assets in the CSLLI (excluding defaulted constituents) declined from $97.48 to $93.27 during the same timeframe. The loan market managed to generate a modest positive total return during the reporting period as the rising income stream offset the overall decline in asset prices.
Annual Shareholder Report
1

Despite darkening macroeconomic clouds on the horizon, fundamental credit factors in the leveraged finance space remained relatively healthy during the reporting period. As broadly expected, leveraged finance default rates ticked higher but continued to run well below historical averages. While more signs of credit stress appeared due to choppy earnings and narrowing cash flow coverage metrics, many leveraged borrowers managed to maintain healthy balance sheets and liquidity.
With inflation running high and a hawkish Fed on the move, short-term rates shifted materially higher during the reporting period. The CME 3-Month Term Secured Overnight Financing Rate (SOFR), a forward-looking measurement of SOFR rates, increased from 0.68% at the beginning of the period to 4.91% as of March 31, 2023. With the upward movement in short-term rates, floating rate loan coupons in the leveraged loan market ratcheted higher. Given the ongoing transition away from LIBOR, an increasing percentage of the loan market was comprised of borrowers that utilized Term SOFR as the standard benchmark rate index for coupon calculations during the period.
SECTOR ALLOCATION
The Fund’s sector weightings were a positive contributor to performance relative to the Blended Benchmark. In general, the Fund’s assets were positioned with an overweight to the riskier domestic noninvestment-grade sector and an underweight to the higher quality domestic investment-grade sector during the fiscal year. Given their limited interest rate duration risk and rising coupon levels, leveraged loan assets with a higher level of yield outperformed higher quality short-term assets.
SECURITY SELECTION
Negative security selection detracted from the Fund’s performance relative to the Blended Benchmark during the reporting period. Within the domestic noninvestment-grade sector, the Fund’s portfolio performance was negatively impacted by holdings in high-yield bonds, which trailed the performance of leveraged loans and exhibited higher credit risk in certain spots. Fund holdings in various investment-grade-rated asset classes, including corporate bonds and collateralized loan obligations, produced blended returns which underperformed that portion of the Blended Benchmark, due primarily to higher duration and risk characteristics of these asset classes. Within the foreign sector, leveraged bank loans and trade finance instruments produced returns which outperformed that portion of the Blended Benchmark, which again was primarily due to limited interest rate duration and higher yield associated with these asset classes.
Annual Shareholder Report
2

Please see the footnotes to the line graph below for definitions of, and further information about, the BA3MT.

Please see the footnotes to the line graph below for definitions of, and further information about, the Blended Benchmark.
3
The impact of these factors on Fund performance relative to the index is discussed below and in terms of fund gross performance (i.e., without regard to actual cash flows, transaction costs and other expenses).
4
Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
5
International investing involves special risks including currency risks, increased volatility, political risks and differences in auditing and other financial standards.
6
In addition to the risks generally associated with debt instruments such as credit, market, interest rate, liquidity and derivatives risk, leveraged loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.
7
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
8
Variable and floating rate loans and securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, variable and floating-rate loans and securities generally will not increase in value as much as fixed-rate debt instruments if interest rates decline.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Floating Rate Strategic Income Fund (the “Fund”) from March 31, 2013 to March 31, 2023 compared to the ICE BofA US 3-Month Treasury Bill Index (BA3MT),2,3 and a blend of indexes comprised of 55% Credit Suisse Leveraged Loan Index (CSLLI)4/30% ICE BofA 1-Year US Treasury Note Index (BA1YT)5/15% ICE BofA US Dollar 1-Month Deposit Offered Rate Constant Maturity Index6 (the “Blended Benchmark”). The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of March 31, 2023

◾ Total returns shown for Class A1 Shares include the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800) as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns Table for the Period Ended 3/31/2023
(returns reflect all applicable sales charges as specified below in footnote #1)
	1 Year	5 Year	10 Year
Class A Shares	-2.43%	1.20%	2.15%
Class A1 Shares[7]	-3.52%	1.00%	2.04%
Institutional Shares	-1.36%	1.66%	2.56%
Class R6 Shares[8]	-1.35%	1.67%	2.52%
BA3MT	2.50%	1.41%	0.87%
Blended Benchmark	1.91%	2.63%	2.56%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund’s Class A Shares after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900); for Class A1 Shares, a maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800). The Fund’s performance assumes the reinvestment of all dividends and distributions. The BA3MT and the Blended Benchmark have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2
The BA3MT and the Blended Benchmark are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3
The BA3MT is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
4
The CSLLI is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.
5
The BA1YT is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
6
The ICE BofA US Dollar 1-Month Deposit Offered Rate Constant Maturity Index is an independent calculation of the ICE BofA 1-Month London Interbank Offered Rate (LIBOR).
Annual Shareholder Report

7
The Fund’s Class A1 Shares commenced operations on October 23, 2020. For the period prior to the commencement of operations of A1 Shares, the performance information shown for the Fund’s A1 Shares is for the Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the A1 Shares, since the A1 Shares have the same expense ratio as the Class A Shares. The performance of the Class A Shares has been adjusted to reflect differences in sales loads and charges imposed on the purchase of the Class A1 and Class A Shares.
8
The Fund’s Class R6 Shares commenced operations on December 27, 2016. For the period prior to the commencement of operations of the Class R6 Shares, the performance information shown is for Institutional Shares, which has been adjusted to reflect the expenses of Class R6 Shares for each year for which the Fund’s Class R6 expenses would have exceeded the actual expenses paid by the Fund’s Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At March 31, 2023, the Fund’s portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets[2]
Floating Rate Loans	67.1%
Project and Trade Finance Core Fund	8.8%
Asset-Backed Securities	7.5%
Corporate Bonds	6.0%
Collateralized Mortgage Obligations	4.3%
Other Security Types[3]	0.2%
Adjustable Rate Mortgages[4]	0.0%
Cash Equivalents[5]	0.4%
Other Assets and Liabilities—Net[6]	5.7%
TOTAL	100%

1	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2
As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company.
Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments. Affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets are listed individually in the table.

3	Other Security Types consist of common stock and an exchange-traded fund.
4	Represents less than 0.1%.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
March 31, 2023
Principal Amount or Shares			Value
	[1]	COLLATERALIZED MORTGAGE OBLIGATIONS— 4.3%
		Federal Home Loan Mortgage Corporation— 2.4%
$57,669		FHLMC REMIC, Series 3122, Class FE, 4.984% (1-month USLIBOR +0.300%), 3/15/2036	$57,351
281,491		FHLMC REMIC, Series 3241, Class FM, 5.064% (1-month USLIBOR +0.380%), 11/15/2036	278,830
3,381,520		FHLMC REMIC, Series 4255, Class KF, 5.134% (1-month USLIBOR +0.450%), 10/15/2043	3,340,825
2,113,176		FHLMC REMIC, Series 4281, Class LF, 5.184% (1-month USLIBOR +0.500%), 12/15/2043	2,093,891
3,833,672		FHLMC REMIC, Series 4313, Class FM, 5.134% (1-month USLIBOR +0.450%), 3/15/2044	3,740,168
434,244		FHLMC REMIC, Series 4604, Class FB, 5.084% (1-month USLIBOR +0.400%), 8/15/2046	427,597
605,482		FHLMC REMIC, Series 4867, Class FA, 5.084% (1-month USLIBOR +0.400%), 3/15/2049	600,944
1,672,259		FHLMC REMIC, Series 4903, Class NF, 5.245% (1-month USLIBOR +0.400%), 8/25/2049	1,650,143
2,308,109		FHLMC REMIC, Series 4911, Class FB, 5.295% (1-month USLIBOR +0.450%), 9/25/2049	2,282,995
		TOTAL	14,472,744
		Federal National Mortgage Association— 1.9%
610,833		FNMA REMIC, Series 2006-42, Class FB, 5.255% (1-month USLIBOR +0.410%), 6/25/2036	606,322
314,741		FNMA REMIC, Series 2006-99, Class AF, 5.265% (1-month USLIBOR +0.420%), 10/25/2036	312,592
214,518		FNMA REMIC, Series 2006-111, Class FA, 5.225% (1-month USLIBOR +0.380%), 11/25/2036	212,714
49,783		FNMA REMIC, Series 2010-134, Class BF, 5.275% (1-month USLIBOR +0.430%), 10/25/2040	49,632
86,968		FNMA REMIC, Series 2010-135, Class FP, 5.245% (1-month USLIBOR +0.400%), 12/25/2040	85,890
704,972		FNMA REMIC, Series 2010-141, Class FB, 5.315% (1-month USLIBOR +0.470%), 12/25/2040	699,395
168,860		FNMA REMIC, Series 2012-79, Class F, 5.295% (1-month USLIBOR +0.450%), 7/25/2042	167,243
594,417		FNMA REMIC, Series 2012-141, Class FA, 5.145% (1-month USLIBOR +0.300%), 12/25/2042	583,505
3,531,865		FNMA REMIC, Series 2016-50, Class FM, 5.245% (1-month USLIBOR +0.400%), 8/25/2046	3,504,806
2,523,996		FNMA REMIC, Series 2018-35, Class FA, 5.145% (1-month USLIBOR +0.300%), 5/25/2048	2,449,150
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	COLLATERALIZED MORTGAGE OBLIGATIONS— continued
		Federal National Mortgage Association— continued
$2,669,581		FNMA REMIC, Series 2019-24, Class BF, 5.245% (1-month USLIBOR +0.400%), 5/25/2049	$2,646,764
		TOTAL	11,318,013
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $26,138,841)	25,790,757
		ASSET-BACKED SECURITIES— 3.0%
		Automotive— 0.8%
500,000		BMW Vehicle Lease Trust 2023-1, Class A2, 5.270%, 2/25/2025	500,162
900,000		Hyundai Auto Lease Securitization Trust 2023 - A, Class A2A, 5.200%, 4/15/2025	899,733
900,000		Nissan Auto Lease Trust 2023-A, Class A2A, 5.100%, 3/17/2025	899,366
200,000		Toyota Auto Receivables Owner 2022-D, Class A2B, 5.517%, 1/15/2026	200,171
1,050,000		Toyota Auto Receivables Owner Trust 2023-A, Class A2, 5.050%, 1/15/2026	1,049,830
1,250,000		World Omni Auto Receivables Trust 2023-A, Class A2A, 5.180%, 7/15/2026	1,253,778
		TOTAL	4,803,040
		Construction Machinery— 0.2%
1,000,000		John Deere Owner Trust 2023-A, Class A2, 5.280%, 3/16/2026	1,004,072
		Credit Card— 0.6%
300,000		Evergreen Credit Card Trust 2022-CRT2 C, Class C, 7.440%, 11/16/2026	296,028
800,000		Evergreen Credit Card Trust 2022-CRT2, Class B, 6.560%, 11/16/2026	795,681
1,300,000		Evergreen Credit Card Trust Series 2023-CRT3, Class B, 6.580%, 2/16/2027	1,297,734
1,250,000		Master Credit Card Trust 2023-1A, Class A, 4.700%, 6/21/2027	1,246,077
		TOTAL	3,635,520
		Equipment Lease— 0.4%
900,000		Dell Equipment Finance Trust 2023-1, Class A2, 5.650%, 9/28/2028	901,366
1,000,000		DLLAD LLC 2023-1A, Class A2, 5.190%, 4/20/2026	1,003,786
275,000		Kubota Credit Owner Trust 2023-1A, Class A2, 5.400%, 2/17/2026	274,700
550,000		MMAF Equipment Finance LLC 2022-B, Class A2, 5.570%, 9/9/2025	550,919
		TOTAL	2,730,771
		Finance Companies— 1.0%
1,250,000	[1,2]	Elmwood CLO 23 Ltd. 2023-2A, Class A, 6.857% (CME Term SOFR 3 Month +1.800%), 4/16/2036	1,247,436
500,000	[1,2]	Elmwood CLO 23 Ltd. 2023-2A, Class B, TBD, 4/16/2036	498,699
430,000		Enterprise Fleet Financing LLC 2022-4, Class A2, 5.760%, 10/22/2029	433,794
500,000		Enterprise Fleet Financing LLC 2023-1, Class A2, 5.510%, 1/22/2029	499,162
750,000	[1]	GoldenTree Loan Management US 2020-7A, Class CR, 6.858% (3-month USLIBOR +2.050%), 4/20/2034	728,270
500,000	[1]	Palmer Square Loan Funding Ltd., 2022-5A, Class C, 8.568% (SOFR CME +3.910%), 1/15/2031	484,212
1,000,000	[1]	Rockland Park CLO Ltd. 2021-1A, Class C, 6.708% (3-month USLIBOR +1.900%), 4/20/2034	953,253
Annual Shareholder Report

Principal Amount or Shares			Value
		ASSET-BACKED SECURITIES— continued
		Finance Companies— continued
$1,000,000	[1]	Stratus CLO 2022-1A, Class D, 8.889% (SOFR CME +4.250%), 7/20/2030	$967,252
		TOTAL	5,812,078
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $18,079,087)	17,985,481
		CORPORATE BONDS— 1.0%
		Airlines— 0.1%
340,000		Mileage Plus Holdings LLC, 144A, 6.500%, 6/20/2027	339,240
		Automotive— 0.1%
300,000		American Honda Finance Corp., Sr. Unsecd. Note, 4.750%, 1/12/2026	302,621
600,000		Daimler Trucks Financial NA, Sr. Unsecd. Note, 144A, 5.200%, 1/17/2025	601,311
		TOTAL	903,932
		Communications - Telecom Wirelines— 0.1%
300,000		AT&T, Inc., Sr. Unsecd. Note, 5.539%, 2/20/2026	300,993
		Consumer Non-Cyclical - Health Care— 0.1%
540,000		CVS Health Corp., Sr. Unsecd. Note, 5.000%, 2/20/2026	546,342
200,000		The Cigna Group, Sr. Unsecd. Note, 5.685%, 3/15/2026	201,304
		TOTAL	747,646
		Finance Companies— 0.2%
1,000,000	[1]	American Express Co., Sr. Unsecd. Note, 5.528% (SOFR +0.760%), 2/13/2026	992,516
		Financial Institution - Banking— 0.2%
250,000		Bank of America Corp., Sub. Note, Series MTN, 4.200%, 8/26/2024	245,772
1,000,000		Manufacturers & Traders Trust Co., Sr. Unsecd. Note, 4.650%, 1/27/2026	942,530
		TOTAL	1,188,302
		Financial Institutions— 0.1%
500,000		New York Life Global Funding, Sec. Fac. Bond, 144A, 4.700%, 4/2/2026	500,732
		Pharmaceuticals— 0.1%
1,489,814		Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 10.000%, 6/15/2029	821,441
		Utility - Electric— 0.0%
210,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 6.051%, 3/1/2025	213,742
		TOTAL CORPORATE BONDS (IDENTIFIED COST $7,680,413)	6,008,544
	[1]	FLOATING RATE LOANS— 0.7%
		Cable Satellite— 0.3%
1,715,227		DirecTV Financing, LLC, Term Loan–1st Lien, 9.840% (1-month USLIBOR +5.000%), 8/2/2027	1,654,610
		Industrial - Other— 0.0%
372,369		Resideo Funding, Inc., 2021 Term Loan–1st Lien, 6.860%–7.120% (1-month USLIBOR +2.250%, 3-month USLIBOR +2.250%), 2/11/2028	370,157
		Technology— 0.4%
335,000		Ciena Corp., 2023 Term Loan B–1st Lien, 7.191% (SOFR CME +2.500%), 1/18/2030	335,420
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Technology— continued
$2,187,559		Trans Union, LLC, 2021 Term Loan B6–1st Lien, 7.090% (1-month USLIBOR +2.250%), 12/1/2028	$2,174,795
		TOTAL	2,510,215
		TOTAL FLOATING RATE LOANS (IDENTIFIED COST $4,608,512)	4,534,982
		COMMON STOCK— 0.1%
		Pharmaceuticals— 0.1%
52,325	[3]	Mallinckrodt PLC (IDENTIFIED COST $2,667,170)	381,454
	[1]	ADJUSTABLE RATE MORTGAGES— 0.0%
		Federal Home Loan Mortgage Corporation ARM— 0.0%
$21,871		FHLMC ARM, 3.240%, 5/1/2034	22,305
25,104		FHLMC ARM, 3.676%, 7/1/2034	25,466
46,707		FHLMC ARM, 4.034%, 8/1/2035	47,186
26,681		FHLMC ARM, 4.625%, 5/1/2036	27,293
		TOTAL	122,250
		Federal National Mortgage Association ARM— 0.0%
14,469		FNMA ARM, 3.726%, 9/1/2035	14,656
47,799		FNMA ARM, 3.960%, 2/1/2036	48,216
13,272		FNMA ARM, 4.438%, 4/1/2034	13,559
		TOTAL	76,431
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $206,070)	198,681
		INVESTMENT COMPANIES— 90.7%
56,757,044		Bank Loan Core Fund	494,921,426
6,090,132		Project and Trade Finance Core Fund	53,227,754
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $599,699,355)	548,149,180
		TOTAL INVESTMENT IN SECURITIES—99.8% (IDENTIFIED COST $659,079,448)[4]	603,049,079
		OTHER ASSETS AND LIABILITIES - NET—0.2%[5]	1,492,917
		TOTAL NET ASSETS—100%	$604,541,996
Annual Shareholder Report

An affiliated company is a company in which the Fund, alone or in combination with other Federated Hermes funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended March 31, 2023, were as follows:
Affiliated	Value as of 3/31/2022	Purchases at Cost	Proceeds from Sales
Pharmaceuticals:
Mallinckrodt PLC	$—	$2,667,195	$(21)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$—	$2,667,195	$(21)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 3/31/2023	Shares Held as of 3/31/2023	Dividend Income

$(2,285,716)	$(4)	$381,454	52,325	$—
$(2,285,716)	$(4)	$381,454	52,325	$—
Annual Shareholder Report

Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended March 31, 2023, were as follows:
	Bank Loan Core Fund*	Federated Hermes Institutional Prime Value Obligations Fund Institutional Shares	Project and Trade Finance Core Fund	Total of Affiliated Transactions
Value as of 3/31/2022	$840,984,074	$18,130,941	$105,891,899	$965,006,914
Purchases at Cost	$26,499,999	$255,940,938	$—	$282,440,937
Proceeds from Sales	$(307,500,000)	$(274,075,574)	$(53,150,000)	$(634,725,574)
Change in Unrealized Appreciation/ Depreciation	$(22,931,791)	$(963)	$2,487,686	$(20,445,068)
Net Realized Gain/(Loss)	$(42,130,856)	$4,658	$(2,001,831)	$(44,128,029)
Value as of 3/31/2023	$494,921,426	$—	$53,227,754	$548,149,180
Shares Held as of 3/31/2023	56,757,044	—	6,090,132	62,847,176
Dividend Income	$46,134,940	$126,312	4,502,945	$50,764,197

*	At March 31, 2023, the Fund owns a majority of the outstanding shares of beneficial interest of Bank Loan Core Fund (BLCORE).
The Fund invests in BLCORE, a portfolio of Federated Hermes Core Trust (“Core Trust”), which is managed by the Adviser. Core Trust is an open-end management company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other accredited investors. The investment objective of BLCORE is to provide current income. It pursues its objective by investing primarily in a portfolio of U.S. dollar-denominated floating-rate term loans, loan-related derivatives and loan index products. Federated Hermes, Inc. receives no advisory or administrative fees from the funds within the Core Trust. Income distributions from BLCORE are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from BLCORE are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of BLCORE. The financial statements of BLCORE are included within this report to illustrate the security holdings, financial condition, results of operations and changes in net assets of BLCORE in which the Fund invested 81.9% of its net assets at March 31, 2023. The financial statements of BLCORE should be read in conjunction with the Fund’s financial statements. The valuation of securities held by BLCORE is discussed in the notes to its financial statements.
1
Floating/adjustable note with current rate and current maturity or next reset date shown.
Adjustable rate mortgage security coupons are based on the weighted average note rates of the underlying mortgages less the guarantee and servicing fees. These securities do not indicate an index and spread in their description above.

2	All or a portion of the security represents unsettled commitments at March 31, 2023, where the rate will be determined at time of settlement.
3	Non-income-producing security.
4	The cost of investments for federal tax purposes amounts to $666,445,722.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2023.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of March 31, 2023, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Collateralized Mortgage Obligations	$—	$25,790,757	$—	$25,790,757
Asset-Backed Securities	—	17,985,481	—	17,985,481
Corporate Bonds	—	6,008,544	—	6,008,544
Floating Rate Loans	—	4,534,982	—	4,534,982
Adjustable Rate Mortgages	—	198,681	—	198,681
Equity Security:
Common Stock
International	381,454	—	—	381,454
Investment Companies[1]	494,921,426	—	—	548,149,180
TOTAL SECURITIES	$495,302,880	$54,518,445	$—	$603,049,079

1
As permitted by U.S. generally accepted accounting principles (GAAP), an Investment Company valued at $53,227,754 is measured at fair value using the net asset value (NAV) per share practical expedient and has not been categorized in the chart above but is included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed of Project and Trade Finance Core Fund may be determined as of the closing
NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.

The following acronym(s) are used throughout this portfolio:
ARM	—Adjustable Rate Mortgage
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Financing Rate
TBD	—To Be Determined
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.35	$9.53	$8.60	$9.78	$9.94
Income From Investment Operations:
Net investment income (loss)	0.51[1]	0.33[1]	0.26	0.40[1]	0.42
Net realized and unrealized gain (loss)	(0.66)	(0.19)	0.93	(1.18)	(0.17)
Total From Investment Operations	(0.15)	0.14	1.19	(0.78)	0.25
Less Distributions:
Distributions from net investment income	(0.52)	(0.32)	(0.26)	(0.40)	(0.41)
Net Asset Value, End of Period	$8.68	$9.35	$9.53	$8.60	$9.78
Total Return[2]	(1.49)%	1.52%	14.01%	(8.34)%	2.58%
Ratios to Average Net Assets:
Net expenses[3]	0.93%	0.93%	0.94%	1.01%	1.04%
Net investment income	5.72%	3.48%	2.83%	4.14%	4.20%
Expense waiver/reimbursement[4]	0.11%	0.10%	0.12%	0.09%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$202,984	$347,287	$203,338	$275,265	$376,745
Portfolio turnover[5]	10%	4%	26%	21%	39%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A1 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,		Period Ended 3/31/2021[1]
	2023	2022
Net Asset Value, Beginning of Period	$9.36	$9.53	$9.30
Income From Investment Operations:
Net investment income (loss)	0.49[2]	0.32[2]	0.12
Net realized and unrealized gain (loss)	(0.65)	(0.16)	0.23
Total From Investment Operations	(0.16)	0.16	0.35
Less Distributions:
Distributions from net investment income	(0.52)	(0.33)	(0.12)
Net Asset Value, End of Period	$8.68	$9.36	$9.53
Total Return[3]	(1.56)%	1.63%	3.78%
Ratios to Average Net Assets:
Net expenses[4]	0.93%	0.93%	0.93%[5]
Net investment income	5.55%	3.40%	3.04%[5]
Expense waiver/reimbursement[6]	0.08%	0.13%	0.18%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$16,095	$47,432	$44,778
Portfolio turnover[7]	10%	4%	26%[8]

1	Reflects operations for the period from October 23, 2020 (commencement of operations) to March 31, 2021.
2	Per share number has been calculated using the average shares method.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	Computed on an annualized basis.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

7	Securities that mature are considered sales for purposes of this calculation.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended March 31, 2021.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.35	$9.53	$8.60	$9.78	$9.94
Income From Investment Operations:
Net investment income (loss)	0.52[1]	0.35[1]	0.29	0.43[1]	0.45
Net realized and unrealized gain (loss)	(0.66)	(0.18)	0.93	(1.18)	(0.16)
Total From Investment Operations	(0.14)	0.17	1.22	(0.75)	0.29
Less Distributions:
Distributions from net investment income	(0.54)	(0.35)	(0.29)	(0.43)	(0.45)
Net Asset Value, End of Period	$8.67	$9.35	$9.53	$8.60	$9.78
Total Return[2]	(1.36)%	1.77%	14.29%	(8.05)%	2.94%
Ratios to Average Net Assets:
Net expenses[3]	0.68%	0.68%	0.69%	0.69%	0.69%
Net investment income	5.92%	3.73%	3.10%	4.46%	4.55%
Expense waiver/reimbursement[4]	0.14%	0.12%	0.14%	0.12%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$368,198	$667,492	$361,783	$336,021	$605,393
Portfolio turnover[5]	10%	4%	26%	21%	39%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.35	$9.52	$8.59	$9.77	$9.94
Income From Investment Operations:
Net investment income (loss)	0.52[1]	0.37[1]	0.29	0.43[1]	0.45
Net realized and unrealized gain (loss)	(0.66)	(0.19)	0.93	(1.18)	(0.17)
Total From Investment Operations	(0.14)	0.18	1.22	(0.75)	0.28
Less Distributions:
Distributions from net investment income	(0.54)	(0.35)	(0.29)	(0.43)	(0.45)
Net Asset Value, End of Period	$8.67	$9.35	$9.52	$8.59	$9.77
Total Return[2]	(1.35)%	1.89%	14.31%	(8.06)%	2.85%
Ratios to Average Net Assets:
Net expenses[3]	0.67%	0.67%	0.68%	0.68%	0.68%
Net investment income	5.81%	3.85%	3.11%	4.44%	4.74%
Expense waiver/reimbursement[4]	0.07%	0.07%	0.08%	0.05%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$17,265	$46,075	$9,724	$9,880	$10,941
Portfolio turnover[5]	10%	4%	26%	21%	39%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
March 31, 2023

Assets:
Investment in securities, at value including $548,530,634 of investments in affiliated holdings* (identified cost $659,079,448, including $602,366,525 of identified cost in affiliated holdings)	$603,049,079
Income receivable	236,321
Income receivable from affiliated holdings	4,233,776
Receivable for investments sold	2,891,510
Receivable for shares sold	93,625
Total Assets	610,504,311
Liabilities:
Payable for investments purchased	2,249,480
Payable for shares redeemed	2,804,106
Payable to bank	457,588
Income distribution payable	202,226
Payable for investment adviser fee (Note 5)	8,687
Payable for administrative fee (Note 5)	1,288
Payable for other service fees (Notes 2 and 5)	48,645
Accrued expenses (Note 5)	190,295
Total Liabilities	5,962,315
Net assets for 69,685,674 shares outstanding	$604,541,996
Net Assets Consist of:
Paid-in capital	$776,111,860
Total distributable earnings (loss)	(171,569,864)
Total Net Assets	$604,541,996
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($202,983,826 ÷ 23,394,571 shares outstanding), no par value, unlimited shares authorized	$8.68
Offering price per share (100/99.00 of $8.68)	$8.77
Redemption proceeds per share	$8.68
Class A1 Shares:
Net asset value per share ($16,095,407 ÷ 1,854,715 shares outstanding), no par value, unlimited shares authorized	$8.68
Offering price per share (100/98.00 of $8.68)	$8.86
Redemption proceeds per share	$8.68
Institutional Shares:
Net asset value per share ($368,197,872 ÷ 42,444,214 shares outstanding), no par value, unlimited shares authorized	$8.67
Offering price per share	$8.67
Redemption proceeds per share	$8.67
Class R6 Shares:
Net asset value per share ($17,264,891 ÷ 1,992,174 shares outstanding), no par value, unlimited shares authorized	$8.67
Offering price per share	$8.67
Redemption proceeds per share	$8.67

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended March 31, 2023

Investment Income:
Dividends received from affiliated holdings*	$50,764,197
Interest	3,790,571
TOTAL INCOME	54,554,768
Expenses:
Investment adviser fee (Note 5)	4,949,604
Administrative fee (Note 5)	647,104
Custodian fees	47,675
Transfer agent fees (Note 2)	624,058
Directors’/Trustees’ fees (Note 5)	6,542
Auditing fees	31,205
Legal fees	9,381
Portfolio accounting fees	167,670
Other service fees (Notes 2 and 5)	735,429
Share registration costs	103,935
Printing and postage	49,789
Miscellaneous (Note 5)	28,776
TOTAL EXPENSES	7,401,168
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(550,493)
Reimbursement of other operating expenses (Notes 2 and 5)	(467,444)
TOTAL WAIVER AND REIMBURSEMENTS	(1,017,937)
Net expenses	6,383,231
Net investment income	48,171,537
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments (including net realized loss of $(44,128,033) on sales of investments in affiliated holdings*)	(56,243,871)
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $(22,730,784) of investments in affiliated holdings*)	(19,280,187)
Net realized and unrealized gain (loss) on investments	(75,524,058)
Change in net assets resulting from operations	$(27,352,521)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended March 31	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$48,171,537	$31,335,933
Net realized gain (loss)	(56,243,871)	(23,541)
Net change in unrealized appreciation/depreciation	(19,280,187)	(21,228,788)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(27,352,521)	10,083,604
Distributions to Shareholders:
Class A Shares	(14,927,037)	(10,054,033)
Class A1 Shares	(1,841,115)	(1,759,114)
Class C Shares[1]	—	(327,631)
Institutional Shares	(29,742,380)	(17,684,879)
Class R6 Shares	(1,552,947)	(1,566,228)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(48,063,479)	(31,391,885)
Share Transactions:
Proceeds from sale of shares	234,629,716	779,671,172
Net asset value of shares issued to shareholders in payment of distributions declared	45,759,756	29,055,002
Cost of shares redeemed	(708,717,279)	(322,649,781)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(428,327,807)	486,076,393
Change in net assets	(503,743,807)	464,768,112
Net Assets:
Beginning of period	1,108,285,803	643,517,691
End of period	$604,541,996	$1,108,285,803

1	On November 19, 2021, Class C Shares were converted to Class A Shares.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
March 31, 2023
1. ORGANIZATION
Federated Hermes Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Hermes Floating Rate Strategic Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class A1 Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide total return consistent with current income and low interest rate volatility.
Effective at the close of business on November 19, 2021, Class C Shares were converted into the Fund’s existing Class A Shares pursuant to a Plan of Conversion approved by the Fund’s Board of Trustees (the “Trustees”). The conversion occurred on a tax-free basis and without any fee, load or charge to Class C shareholders. The cash value of a shareholder’s investment was not changed as a result of the conversion. No action was required by shareholders to effect the conversion.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Investment Management Company (the “Adviser”).
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of
Annual Shareholder Report

restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Trustees have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
Annual Shareholder Report

mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,017,937 is disclosed in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended March 31, 2023, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$167,083	$(117,111)
Class A1 Shares	10,338	(4,421)
Institutional Shares	444,327	(345,912)
Class R6 Shares	2,310	—
TOTAL	$624,058	$(467,444)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class A1 Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
Annual Shareholder Report

For the year ended March 31, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$652,441
Class A1 Shares	82,988
TOTAL	$735,429
Prior to their conversion to Class A Shares at the close of business on November 19, 2021, the Class C Shares were also subject to these fees.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 3/31/2023		Year Ended 3/31/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,704,241	$33,274,690	24,907,176	$237,334,310
Shares issued to shareholders in payment of distributions declared	1,682,656	14,758,726	1,049,217	9,966,747
Conversion of Class C Shares to Class A Shares[1]	—	—	2,016,289	19,231,765
Shares redeemed	(19,119,497)	(169,416,634)	(12,183,812)	(115,483,005)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(13,732,600)	$(121,383,218)	15,788,870	$151,049,817
Annual Shareholder Report

	Year Ended 3/31/2023		Year Ended 3/31/2022
Class A1 Shares:	Shares	Amount	Shares	Amount
Shares sold	59,836	$532,852	2,300,434	$22,004,913
Shares issued to shareholders in payment of distributions declared	209,746	1,841,110	184,909	1,759,110
Shares redeemed	(3,483,989)	(30,426,132)	(2,114,148)	(20,170,839)
NET CHANGE RESULTING FROM CLASS A1 SHARE TRANSACTIONS	(3,214,407)	$(28,052,170)	371,195	$3,593,184
	Year Ended 3/31/2023		Year Ended 3/31/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	273,315	$2,616,902
Shares issued to shareholders in payment of distributions declared	—	—	28,895	276,418
Conversion of Class C Shares to Class A Shares[1]	—	—	(2,031,020)	(19,393,191)
Shares redeemed	—	—	(776,047)	(7,420,818)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	—	$—	(2,504,857)	$(23,920,689)
	Year Ended 3/31/2023		Year Ended 3/31/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	21,379,464	$191,719,424	44,890,466	$426,520,743
Shares issued to shareholders in payment of distributions declared	3,155,626	27,688,392	1,737,069	16,493,061
Shares redeemed	(53,459,530)	(472,205,608)	(13,229,647)	(125,411,035)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(28,924,440)	$(252,797,792)	33,397,888	$317,602,769
	Year Ended 3/31/2023		Year Ended 3/31/2022
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,004,324	$9,102,750	7,549,883	$71,962,539
Shares issued to shareholders in payment of distributions declared	167,941	1,471,528	59,058	559,666
Shares redeemed	(4,110,068)	(36,668,905)	(3,700,313)	(34,770,893)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(2,937,803)	$(26,094,627)	3,908,628	$37,751,312
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(48,809,250)	$(428,327,807)	50,961,724	$486,076,393

1	On November 19, 2021, Class C Shares were converted to Class A Shares.
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2023 and 2022, was as follows:
	2023	2022
Ordinary income	$48,063,479	$31,391,885
As of March 31, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$623,216
Net unrealized depreciation	$(63,396,643)
Capital loss carryforwards	$(108,796,437)
TOTAL	$(171,569,864)
At March 31, 2023, the cost of investments for federal tax purposes was $666,445,722. The net unrealized depreciation of investments for federal tax purposes was $63,396,643. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $52,236 and unrealized depreciation from investments for those securities having an excess of cost over value of $63,448,879. The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and defaulted securities.
As of March 31, 2023, the Fund had a capital loss carryforward of $108,796,437 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$6,944,787	$101,851,650	$108,796,437
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended March 31, 2023, the Adviser voluntarily waived $545,237 of its fee and voluntarily reimbursed $467,444 of transfer agent fees.
Annual Shareholder Report

The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended March 31, 2023, the Adviser reimbursed $5,256.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2023, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class A1 Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class A1 Shares	0.05%
Prior to their conversion to Class A Shares at the close of business on November 19, 2021, the Class C Shares were also subject to the Plan at 0.75% of the average daily net assets of the Class C Shares.
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2023, the Fund’s Class A Shares and Class A1 Shares did not incur a distribution services fee; however, they may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.
Annual Shareholder Report

Other Service Fees
For the year ended March 31, 2023, FSSC received $1,307 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 1, 2023, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class A1 Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.92%, 0.92%, 0.67%, and 0.66% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2024; or (b) the date of the Fund’s next effective Prospectus. Prior to June 1, 2023, the Fee Limit for the Fund’s Class A Shares, Class A1 Shares, Institutional Shares and Class R6 Shares was 0.93%, 0.93%, 0.68% and 0.67%, respectively. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended March 31, 2023, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $473,625. Net realized loss recognized on these transactions was $42,500.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2023, were as follows:
Purchases	$70,135,895
Sales	$494,248,894
Annual Shareholder Report

7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of March 31, 2023, the Fund had no outstanding loans. During the year ended March 31, 2023, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of March 31, 2023, there were no outstanding loans. During the year ended March 31, 2023, the program was not utilized.
9. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains,
Annual Shareholder Report

workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
11. Recent Accounting Pronouncements
In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED HERMES FLOATING RATE STRATEGIC INCOME FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Floating Rate Strategic Income Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Income Securities Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Income Securities Trust) at March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
May 24, 2023
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 10/1/2022	Ending Account Value 3/31/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,041.50	$4.73
Class A1 Shares	$1,000	$1,040.60	$4.73
Institutional Shares	$1,000	$1,041.60	$3.46
Class R6 Shares	$1,000	$1,042.80	$3.41
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.29	$4.68
Class A1 Shares	$1,000	$1,020.29	$4.68
Institutional Shares	$1,000	$1,021.54	$3.43
Class R6 Shares	$1,000	$1,021.59	$3.38

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.93%
Class A1 Shares	0.93%
Institutional Shares	0.68%
Class R6 Shares	0.67%
Annual Shareholder Report

Bank Loan Core Fund
Financial Statements and Notes to Financial Statements
Federated Hermes Floating Rate Strategic Income Fund invests primarily in Bank Loan Core Fund. Therefore the Bank Loan Core Fund June 30, 2022 fiscal year-end financial statements and notes to financial statements are included on pages 41 through 83.
Bank Loan Core Fund
Annual Shareholder Report

Management’s Discussion of Fund Performance (unaudited)
The total return of Bank Loan Core Fund (the “Fund”), based on net asset value for the 12-month reporting period ended June 30, 2022, was -4.39%. The total return for the Credit Suisse Leveraged Loan Index (CSLLI),1 the Fund’s broad-based securities market index, was -2.68% during the same period. The -4.39% total return for the reporting period consisted of 4.59% of taxable dividends and reinvestments and -8.98% decrease in the net asset value of the shares. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of CSLLI.
MARKET OVERVIEW
During the reporting period, U.S. leveraged finance markets exhibited an increasing amount of negative volatility despite the ongoing presence of healthy fundamental credit conditions. This included the U.S. leveraged loan market. Credit spreads moved wider, and asset prices declined as macroeconomic, geopolitical and technical headwinds gained steam. In fact, the spread between the CSLLI and 3-month LIBOR2 (a common benchmark rate for floating rate assets), as measured by a 3-year discount margin, increased from 4.43% at the beginning of the period to 6.58% by the end of the reporting period. The average price of assets in the CSLLI (excluding defaulted constituents) decreased from $98.53 to $92.03 during the reporting period. The substantial move lower in asset prices more than offset the rising income levels induced by higher short term rates. This combination produced a negative total return for investors during the period.
Uncertainty was the overriding theme for risk markets, including leveraged loans, following the dramatic recovery out of the pandemic-induced meltdown experienced during the prior reporting period. The macroeconomic and geopolitical environment offered a litany of unpredictable risk factors conspiring to provoke turbulence in the investing sphere as more time elapsed during the reporting period. Namely, stubborn inflation, a hawkish and determined Federal Reserve Bank (the “Fed”), rising interest rate pressure, growing recession fears, shaky corporate earnings outlooks, the entrenched war in Ukraine, supply chain woes and Covid-19 disruptions in China were the key ingredients needed to whip up a toxic brew of uncertainty. As the final quarter of the fiscal year rolled along, the negative sentiment for fixed income markets shifted from interest rate risk to economic and credit risk. While the institutional leveraged loan market displayed relative resiliency versus other asset classes, challenging conditions eventually caught up to the loan market during the final months. In addition, the leveraged loan market experienced fund outflows and multi-asset portfolio reallocations in response to the aforementioned factors, which exacerbated the technical pressure on the asset class during May and June of 2022.
Bank Loan Core Fund
Annual Shareholder Report

With inflation running higher than anticipated and a hawkish Fed on the move, short term rates shifted materially higher. The CME 3-Month Term Secured Overnight Financing Rate (SOFR), a forward-looking measurement of SOFR rates moved higher to 2.12%, up sharply from near-zero levels witnessed at the early stages of the reporting period. With the upward movement in short term rates, floating rate loan coupons increased further. Given the ongoing transition away from LIBOR, an increasing percentage of the loan market was comprised of borrowers that utilize Term SOFR as the standard benchmark rate index for coupon calculations during the quarter.
Fund Performance
During the reporting period, the Fund invested in a portfolio that was widely diversified over industry sectors and issuers and was comprised of floating-rate bank loans, corporate bonds, bank loan exchange-traded funds (ETFs), collateralized loan obligations and cash. The Fund generated a negative return and underperformed relative to the CSLLI. Relative performance versus the CSLLI was negatively impacted by its holdings in shorter duration high-yield corporate bonds. While credit stress and default rates were modest relative to historical averages, the U.S. high-yield market significantly underperformed the U.S. leveraged loan market. The Fund’s overweight positioning to the lower quality “CCC”-rated tier and ETF holdings also detracted from relative performance versus the CSLLI. Several of the more significant underperforming holdings included: Bausch Health, a diversified pharmaceutical firm; Endo International, a specialty pharmaceutical firm; and Interior Logic, an interior design products firm. Certain technology and software firms that contributed positively to relative performance included Hyland Software, Tibco Software and Optiv Security.

1
Please see the footnotes to the line graph below for definitions of, and further information about, the CSLLI.
2
LIBOR is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market (or interbank market).
Bank Loan Core Fund
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Bank Loan Core Fund (the “Fund”) from June 30, 2012 to June 30, 2022, compared to the Credit Suisse Leveraged Loan Index (CSLLI).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of June 30, 2022

Average Annual Total Returns for the Period Ended 6/30/2022
	1 Year	5 Years	10 Years
Fund	-4.39%	2.30%	3.60%
CSLLI	-2.68%	2.98%	3.90%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1
The Fund’s performance assumes the reinvestment of all dividends and distributions. The CSLLI has been adjusted to reflect reinvestment of dividends on securities in the index.
2
The CSLLI is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Bank Loan Core Fund
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At June 30, 2022, the Fund’s index composition1 was as follows:
Index Classification	Percentage of Total Net Assets
Technology	19.7%
Health Care	13.5%
Media Entertainment	6.8%
Finance Companies	5.3%
Chemicals	4.8%
Insurance - P&C	4.3%
Consumer Cyclical Services	3.9%
Industrial - Other	3.8%
Gaming	3.7%
Other[2]	29.8%
Cash Equivalents[3]	0.4%
Other Assets and Liabilities - Net[4]	4.0%
Total	100%

1
Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Credit Suisse Leveraged Loan Index (CSLLI).
Individual portfolio securities that are not included in the CSLLI are assigned to an index classification by the Fund’s Adviser.

2	For purposes of this table, index classifications which constitute less than 3.5% of the Fund’s total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Bank Loan Core Fund
Annual Shareholder Report

Portfolio of Investments
June 30, 2022
Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— 78.3%
		Aerospace/Defense— 0.6%
$6,787,287		Peraton Corp., Term Loan B–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 2/1/2028	$6,392,165
2,566,299		TransDigm, Inc., 2020 Term Loan E–1st Lien, 3.916% (1-month USLIBOR + 2.250%), 5/30/2025	2,445,260
		TOTAL	8,837,425
		Airlines— 0.4%
5,000,000		AAdvantage Loyalty IP Ltd., 2021 Term Loan–1st Lien, 5.813% (3-month USLIBOR + 4.750%), 4/20/2028	4,783,025
		Automotive— 1.2%
1,980,000		Adient US, LLC, 2021 Term Loan B–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 4/10/2028	1,849,647
5,325,349		Clarios Global LP, 2021 Term Loan B–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 4/30/2026	4,985,858
798,000		Dexko Global, Inc., 2021 Delayed Draw Term Loan, 5.402% (1-month USLIBOR + 3.750%), 10/4/2028	737,152
4,189,500		Dexko Global, Inc., 2021 Term Loan B, 5.982% (3-month USLIBOR + 3.750%), 10/4/2028	3,870,051
2,871,401		TI Group Automotive Systems, LLC, 2021 Term Loan–1st Lien, 5.500% (3-month USLIBOR + 3.250%), 12/16/2026	2,771,505
1,975,000		Truck Hero, Inc., 2021 Term Loan B–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 1/31/2028	1,774,537
		TOTAL	15,988,750
		Building Materials— 2.3%
1,458,750		American Builders & Contractors Supply Co., Inc., 2019 Term Loan–1st Lien, 3.666% (1-month USLIBOR + 2.000%), 1/15/2027	1,383,304
4,732,359		Cornerstone Building Brands, Inc., 2021 Term Loan B–1st Lien, 4.574% (1-month USLIBOR + 3.250%), 4/12/2028	3,948,563
5,417,563		CP Atlas Buyer, Inc., 2021 Term Loan B–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 11/23/2027	4,780,999
4,935,038		Foundation Building Materials Holding Co., LLC, 2021 Term Loan–1st Lien, 4.489% (3-month USLIBOR + 3.250%), 1/31/2028	4,342,833
857,143	[2]	Icebox Holdco III, Inc., 2021 Delayed Draw Term Loan–1st Lien, TBD (unfunded), 12/22/2028	807,857
4,132,500		Icebox Holdco III, Inc., 2021 Term Loan–1st Lien, 6.000% (3-month USLIBOR + 3.750%), 12/22/2028	3,894,881
4,000,000		Icebox Holdco III, Inc., 2021 Term Loan–2nd Lien, 9.000% (3-month USLIBOR + 6.750%), 12/21/2029	3,820,000
333,333	[2]	IPS Corp., 2021 Delayed Draw Term Loan–1st Lien, TBD (unfunded), 10/2/2028	308,055
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Building Materials— continued
$1,662,500		IPS Corp., 2021 Term Loan–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 10/2/2028	$1,536,424
997,500		Srs Distribution, Inc., 2022 Incremental Term Loan–1st Lien, 4.000% (SOFR + 3.500%), 6/4/2028	921,755
2,481,250		SRS Distribution, Inc., 2021 Term Loan B–1st Lien, 4.019% (3-month USLIBOR + 3.500%), 6/2/2028	2,297,638
3,940,125		White Cap Buyer, LLC, Term Loan B–1st Lien, 5.275% (SOFR + 3.750%), 10/19/2027	3,642,153
		TOTAL	31,684,462
		Cable Satellite— 2.0%
1,840,500		Charter Communications Operating, LLC, 2019 Term Loan B2–1st Lien, 3.420% (1-month USLIBOR + 1.750%), 2/1/2027	1,759,324
1,870,312		CSC Holdings, LLC, 2017 Term Loan B1–1st Lien, 3.574% (1-month USLIBOR + 2.250%), 7/17/2025	1,745,001
3,850,455		CSC Holdings, LLC, 2018 Incremental Term Loan–1st Lien, 3.574% (1-month USLIBOR + 2.250%), 1/15/2026	3,592,975
1,936,672		CSC Holdings, LLC, 2019 Term Loan B5–1st Lien, 3.824% (1-month USLIBOR + 2.500%), 4/15/2027	1,804,939
5,995,340		DirecTV Financing LLC, Term Loan–1st Lien, 6.666% (1-month USLIBOR + 5.000%), 8/2/2027	5,536,967
2,275,000		Telenet Financing USD, LLC, 2020 Term Loan AR–1st Lien, 3.324% (1-month USLIBOR + 2.000%), 4/30/2028	2,111,951
5,000,000		UPC Financing Partnership, 2021 Term Loan AX–1st Lien, 4.324% (1-month USLIBOR + 3.000%), 1/31/2029	4,766,650
1,500,000		Virgin Media Bristol, LLC, Term Loan N–1st Lien, 3.824% (1-month USLIBOR + 2.500%), 1/31/2028	1,409,160
4,000,000		Ziggo Financing Partnership, Term Loan I–1st Lien, 3.824% (1-month USLIBOR + 2.500%), 4/30/2028	3,741,560
		TOTAL	26,468,527
		Chemicals— 4.1%
3,945,038		Atotech B.V., 2021 Term Loan B–1st Lien, 4.166% (1-month USLIBOR + 2.500%), 3/18/2028	3,779,011
4,447,828		Element Solutions, Inc., 2019 Term Loan B1–1st Lien, 3.666% (1-month USLIBOR + 2.000%), 1/31/2026	4,401,682
3,749,649		Illuminate Buyer, LLC, 2021 Term Loan–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 6/30/2027	3,475,793
975,038		INEOS Styrolution US Holding, LLC, 2021 Term Loan B, 4.416% (1-month USLIBOR + 2.750%), 1/29/2026	922,932
4,178,983		Lonza Group AG, Term Loan B–1st Lien, 6.250% (3-month USLIBOR + 4.000%), 7/3/2028	3,758,995
4,079,495		Messer Industries GmbH, 2018 Term Loan–1st Lien, 4.750% (3-month USLIBOR + 2.500%), 3/2/2026	3,909,951
3,478,759		Olympus Water US Holding Corp., 2021 Term Loan B–1st Lien, 6.063% (3-month USLIBOR + 3.750%), 11/9/2028	3,250,466
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Chemicals— continued
$3,938,363		Polar US Borrower, LLC, 2018 Term Loan–1st Lien, 5.593%–8.500% (1-month USLIBOR + 4.750%, 3-month USLIBOR + 4.750%, PRIME + 3.750%), 10/15/2025	$3,613,448
5,416,288		Potters Industries, LLC, Term Loan B–1st Lien, 6.250% (3-month USLIBOR + 4.000%), 12/14/2027	5,172,555
990,000		PQ Corp., 2021 Term Loan B–1st Lien, 3.739% (3-month USLIBOR + 2.500%), 6/9/2028	948,237
3,980,000		Sparta U.S. HoldCo., LLC, 2021 Term Loan–1st Lien, 4.620% (1-month USLIBOR + 3.500%), 8/2/2028	3,810,850
3,709,320		Starfruit Finco B.V., 2018 Term Loan B–1st Lien, 5.250% (3-month USLIBOR + 3.000%), 10/1/2025	3,518,049
4,972,506		VC GB Holdings I Corp., Term Loan, 6.377% (6-month USLIBOR + 3.500%), 7/21/2028	4,372,722
8,000,000		VC GB Holdings I Corp., Term Loan–2nd Lien, 9.627% (3-month USLIBOR + 6.750%), 7/23/2029	7,180,000
2,980,013		W.R. Grace & Co.-Conn., 2021 Term Loan B–1st Lien, 6.063% (3-month USLIBOR + 3.750%), 9/22/2028	2,836,227
		TOTAL	54,950,918
		Consumer Cyclical Services— 3.5%
5,798,207		Allied Universal Holdco, LLC, 2021 Incremental Term Loan B–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 5/12/2028	5,327,103
6,761,867		AP Core Holdings II, LLC, Amortization Term Loan B1–1st Lien, 7.166% (1-month USLIBOR + 5.500%), 9/1/2027	6,429,386
6,750,000		AP Core Holdings II, LLC, High-Yield Term Loan B2–1st Lien, 7.166% (1-month USLIBOR + 5.500%), 9/1/2027	6,381,551
5,885,250		Century Casinos, Inc., 2022 Term Loan–1st Lien, 7.145% (SOFR CME + 6.000%), 4/2/2029	5,693,980
5,262,045		Core & Main LP, 2021 Term Loan B–1st Lien, 4.124% (1-month USLIBOR + 2.500%), 7/27/2028	5,027,463
3,496,523		Garda World Security Corp., 2021 Term Loan B–1st Lien, 5.900% (1-month USLIBOR + 4.250%), 10/30/2026	3,251,766
1,500,000		Garda World Security Corp., 2022 Term Loan B–1st Lien, 5.749% (SOFR CME + 4.250%), 2/1/2029	1,383,750
3,980,000		Jack Ohio Finance, LLC, Term Loan–1st Lien, 6.416% (1-month USLIBOR + 4.750%), 10/4/2028	3,761,100
8,910,000		Signal Parent, Inc., Term Loan B–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 4/3/2028	7,009,185
3,970,000		U.S. Anesthesia Partners, Inc., 2021 Term Loan–1st Lien, 5.312% (1-month USLIBOR + 4.250%), 10/1/2028	3,713,935
		TOTAL	47,979,219
		Consumer Products— 1.8%
4,865,568		BCPE Empire Holdings, Inc., 2019 Term Loan B–1st Lien, 5.666% (1-month USLIBOR + 4.000%), 6/11/2026	4,610,126
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Consumer Products— continued
$847,875		BCPE Empire Holdings, Inc., 2022 Incremental Term Loan–1st Lien, 6.250% (SOFR CME + 4.625%), 6/11/2026	$799,122
3,950,000		CNT Holdings I Corp., 2020 Term Loan–1st Lien, 4.690% (1-month USLIBOR + 3.500%), 11/8/2027	3,759,491
1,500,000		CNT Holdings I Corp., 2020 Term Loan–2nd Lien, 7.940% (1-month USLIBOR + 6.750%), 11/6/2028	1,451,250
4,468,772		Diamond (BC) B.V., 2021 Term Loan B–1st Lien, 3.989% (3-month USLIBOR + 2.750%), 9/29/2028	4,144,786
3,950,000		Energizer Holdings, Inc., 2020 Term Loan, 3.875% (1-month USLIBOR + 2.250%), 12/22/2027	3,759,926
634,003		New Constellis Borrower, LLC, 2020 PIK Term Loan–2nd Lien, 12.787% (1-month USLIBOR + 11.000%), 3/27/2025	286,294
2,942,551		Sunshine Luxembourg VII S.a.r.l., 2021 Term Loan B3–1st Lien, 6.000% (3-month USLIBOR + 3.750%), 10/1/2026	2,733,409
2,468,750		WOOF Holdings, Inc., Term Loan–1st Lien, 5.813% (3-month USLIBOR + 3.750%), 12/21/2027	2,314,453
500,000		WOOF Holdings, Inc., Term Loan–2nd Lien, 9.313% (3-month USLIBOR + 7.250%), 12/21/2028	482,500
		TOTAL	24,341,357
		Diversified— 0.3%
997,500		Pre-Paid Legal Services, Inc., 2021 Term Loan–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 12/15/2028	933,600
3,000,000		Pre-Paid Legal Services, Inc., 2021 Term Loan–2nd Lien, 8.666% (1-month USLIBOR + 7.000%), 12/14/2029	2,880,000
		TOTAL	3,813,600
		Diversified Manufacturing— 1.4%
6,388,885		Dynacast International, LLC, 2021 First Out Term Loan, 6.006% (3-month USLIBOR + 4.500%), 7/22/2025	5,877,774
2,000,000	[2]	Entegris, Inc., 2022 Term Loan B, TBD, 3/2/2029	1,940,000
1,970,430		Gardner Denver, Inc., 2020 Term Loan B2–1st Lien, 3.375% (1-month USLIBOR + 1.750%), 3/1/2027	1,893,091
3,343,773		Gates Global, LLC, 2021 Term Loan B3–1st Lien, 4.166% (1-month USLIBOR + 2.500%), 3/31/2027	3,164,882
977,500		Ingersoll-Rand Services Co., 2020 Spinco Term Loan–1st Lien, 3.375% (1-month USLIBOR + 1.850%), 3/1/2027	939,133
4,937,500		Watlow Electric Manufacturing Co., Term Loan B–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 3/2/2028	4,645,348
		TOTAL	18,460,228
		Financial Institutions— 0.9%
6,088,126		Sedgwick Claims Management Services, Inc., 2018 Term Loan B–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 12/31/2025	5,733,493
3,880,000		Sedgwick Claims Management Services, Inc., 2019 Term Loan B–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 9/3/2026	3,700,550
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Financial Institutions— continued
$2,899,083		Sedgwick Claims Management Services, Inc., 2020 Term Loan B3–1st Lien, 5.916% (1-month USLIBOR + 4.250%), 9/3/2026	$2,806,689
		TOTAL	12,240,732
		Food & Beverage— 0.7%
1,865,000		Aramark Services, Inc., 2019 Term Loan B4–1st Lien, 3.416% (1-month USLIBOR + 1.750%), 1/15/2027	1,776,422
4,962,500		City Brewing Co., LLC, Closing Date Term Loan–1st Lien, 4.469% (3-month USLIBOR + 3.500%), 4/5/2028	4,429,031
856,288		Reynolds Consumer Products, LLC, Term Loan–1st Lien, 3.416% (1-month USLIBOR + 1.750%), 2/4/2027	825,346
2,985,000		US Foods, Inc., 2021 Term Loan B–1st Lien, 4.325% (3-month USLIBOR + 2.750%), 11/22/2028	2,852,914
		TOTAL	9,883,713
		Gaming— 2.3%
3,281,538		Caesars Resort Collection, LLC, 2017 Term Loan B–1st Lien, 4.416% (1-month USLIBOR + 2.750%), 12/23/2024	3,167,702
4,912,500		Caesars Resort Collection, LLC, 2020 Term Loan B1–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 7/21/2025	4,747,317
3,013,170		Golden Entertainment, Inc., 2017 Term Loan–1st Lien, 4.630% (1-month USLIBOR + 3.000%), 10/21/2024	2,945,374
3,750,000		Great Canadian Gaming Corp., 2021 Term Loan–1st Lien, 6.096% (3-month USLIBOR + 4.000%), 11/1/2026	3,540,000
7,820,900		J&J Ventures Gaming, LLC, Term Loan–1st Lien, 6.250% (3-month USLIBOR + 4.000%), 4/26/2028	7,517,840
6,000,000		Scientific Games Holdings LP, 2022 Term Loan B–1st Lien, 4.175% (SOFR + 3.500%), 4/4/2029	5,571,240
3,000,000		Scientific Games International, Inc., 2022 Term Loan–1st Lien, 4.358% (SOFR CME + 3.000%), 4/14/2029	2,856,870
982,525		Stars Group Holdings BV, 2018 Incremental Term Loan–1st Lien, 4.500% (3-month USLIBOR + 2.250%), 7/21/2026	937,260
		TOTAL	31,283,603
		Health Care— 12.1%
3,780,477		AHP Health Partners, Inc., 2021 Term Loan B–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 8/24/2028	3,579,640
724,638	[2]	Athenahealth, Inc., 2022 Delayed Draw Term Loan–1st Lien, TBD, 2/15/2029	669,388
4,275,362		Athenahealth, Inc., 2022 Term Loan B–1st Lien, 5.009% (SOFR + 3.500%), 2/15/2029	3,949,387
4,600,028		Avantor Funding, Inc., 2021 Term Loan B5–1st Lien, 3.916% (1-month USLIBOR + 2.250%), 11/8/2027	4,434,726
8,000,000		Aveanna Healthcare, LLC, 2021 Term Loan–2nd Lien, 8.595% (1-month USLIBOR + 7.000%), 12/10/2029	7,160,000
4,940,100		Azalea Topco, Inc., 2021 Term Loan B–1st Lien, 4.989% (3-month USLIBOR + 3.750%), 7/24/2026	4,705,445
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Health Care— continued
$3,990,000		Azalea Topco, Inc., 2022 Incremental Term Loan–1st Lien, 4.900% (SOFR + 3.750%), 7/25/2026	$3,740,625
4,000,000		Bausch & Lomb, Inc., Term Loan–1st Lien, 4.549% (SOFR CME + 3.250%), 5/10/2027	3,738,000
2,061,444		Carestream Dental Equipment, Inc., 2017 Term Loan–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 9/1/2024	1,978,986
2,064,013		Carestream Dental Equipment, Inc., 2021 Term Loan–1st Lien, 6.166% (1-month USLIBOR + 4.500%), 9/1/2024	1,971,132
5,000,000		Carestream Dental Equipment, Inc., 2021 Term Loan–2nd Lien, 9.666% (1-month USLIBOR + 8.000%), 9/1/2025	4,875,000
8,260,502		Carestream Health, Inc., 2020 Extended PIK Term Loan–2nd Lien, 14.750% (6.750% Cash 3-month USLIBOR + 4.500%, 8.000% PIK), 8/8/2023	7,152,190
1,150,227		Carestream Health, Inc., 2020 Extended Term Loan–1st Lien, 9.500% (3-month USLIBOR + 6.750%), 5/8/2023	1,144,188
6,099,759		Curia Global, Inc., 2021 Term Loan–1st Lien, 4.989% (3-month USLIBOR + 3.750%), 8/30/2026	5,774,459
7,812,330		Curium BidCo S.a r.l., 2020 Term Loan–1st Lien, 5.006% (3-month USLIBOR + 4.000%), 12/2/2027	7,441,244
2,604,761		Elanco Animal Health, Inc., Term Loan B–1st Lien, 2.812% (1-month USLIBOR + 1.750%), 8/1/2027	2,467,034
1,648,044		Embecta Corp., Term Loan B–1st Lien, 5.054% (SOFR CME + 3.000%), 3/30/2029	1,561,521
5,578,833		Endo Luxembourg Finance Co. I S.a r.l., 2021 Term Loan–1st Lien, 6.688% (1-month USLIBOR + 5.000%), 3/27/2028	4,286,301
629,921	[2]	Forefront Management Holdings, LLC, 2022 Delayed Draw Term Loan–1st Lien, 5.338% (SOFR + 4.250%)(partially unfunded), 4/2/2029	588,976
3,370,079		Forefront Management Holdings, LLC, 2022 Term Loan B–1st Lien, 5.331% (SOFR CME + 4.250%), 4/2/2029	3,151,024
5,326,362		Global Medical Response, Inc., 2017 Incremental Term Loan–1st Lien, 5.916% (1-month USLIBOR + 4.250%), 3/14/2025	4,969,629
3,865,190		Global Medical Response, Inc., 2020 Term Loan B–1st Lien, 5.250% (3-month USLIBOR + 4.250%), 10/2/2025	3,605,507
1,488,230		IQVIA, Inc., 2017 Term Loan B1–1st Lien, 3.416% (1-month USLIBOR + 1.750%), 3/7/2024	1,464,047
893,653		IQVIA, Inc., 2017 Term Loan B2–1st Lien, 3.416% (1-month USLIBOR + 1.750%), 1/17/2025	869,077
2,264,446		IQVIA, Inc., 2018 Term Loan B3–1st Lien, 4.000% (3-month USLIBOR + 1.750%), 6/11/2025	2,205,956
1,995,000		MDVIP, Inc., 2021 Term Loan–1st Lien, 5.345% (1-month USLIBOR + 3.750%), 10/16/2028	1,898,582
1,000,000		MDVIP, Inc., 2021 Term Loan–2nd Lien, 8.095% (1-month USLIBOR + 6.500%), 10/15/2029	963,750
1,995,000		MedAssets Software Intermediate Holdings, Inc., 2021 Term Loan–1st Lien, 5.666% (1-month USLIBOR + 4.000%), 12/18/2028	1,855,350
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Health Care— continued
$3,000,000		MedAssets Software Intermediate Holdings, Inc., 2021 Term Loan–2nd Lien, 8.416% (1-month USLIBOR + 6.750%), 12/17/2029	$2,685,000
4,987,500		Medline Borrower, LP, Term Loan B–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 10/23/2028	4,640,719
3,822,393		MH Sub I, LLC, 2017 Term Loan–1st Lien, 5.416% (1-month USLIBOR + 3.500%), 9/13/2024	3,609,792
5,074,005		MH Sub I, LLC, 2020 Incremental Term Loan–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 9/13/2024	4,791,129
6,750,000		MH Sub I, LLC, 2021 Term Loan–2nd Lien, 7.916% (1-month USLIBOR + 6.250%), 2/23/2029	6,395,625
2,967,525		MPH Acquisition Holdings, LLC, 2021 Term Loan B–1st Lien, 5.825% (3-month USLIBOR + 4.250%), 9/1/2028	2,740,510
6,847,355		National Mentor Holdings, Inc., 2021 Term Loan–1st Lien, 5.420%–6.010% (1-month USLIBOR + 3.750%, 3-month USLIBOR + 3.750%), 3/2/2028	5,968,223
2,000,000		National Mentor Holdings, Inc., 2021 Term Loan–2nd Lien, 9.510% (3-month USLIBOR + 7.250%), 3/2/2029	1,800,000
152,806		National Mentor Holdings, Inc., 2021 Term Loan C–1st Lien, 6.010% (3-month USLIBOR + 3.750%), 3/2/2028	133,187
2,954,722		Navicure, Inc., 2019 Term Loan B–1st Lien, 5.666% (1-month USLIBOR + 4.000%), 10/22/2026	2,810,680
11,648,749		Osteon Merger Subsidiary, Inc., 2018 Term Loan B–1st Lien, 5.325% (2-month USLIBOR + 3.750%), 2/14/2025	10,775,093
2,962,500		Packaging Coordinators Midco, Inc., 2020 Term Loan–1st Lien, 6.000% (3-month USLIBOR + 3.750%), 11/30/2027	2,808,820
5,985,000		Parexel International Corp., 2021 Term Loan–1st Lien, 4.883% (1-month USLIBOR + 3.250%), 11/15/2028	5,636,374
3,465,000		Pluto Acquisition I, Inc., 2021 Term Loan–1st Lien, 6.076% (3-month USLIBOR + 4.000%), 6/22/2026	3,036,206
960,076		Radnet Management, Inc., 2021 Term Loan–1st Lien, 4.624%–6.750% (1-month USLIBOR + 3.000%, PRIME + 2.000%), 4/21/2028	914,875
1,345,456		RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 11/16/2025	1,259,159
992,500		Signify Health, LLC, 2021 Term Loan B–1st Lien, 6.127% (3-month USLIBOR + 3.250%), 6/22/2028	940,394
2,500,000		Sotera Health Holdings, LLC, 2021 Term Loan–1st Lien, 4.416% (1-month USLIBOR + 2.750%), 12/11/2026	2,384,375
8,903,227		Team Health Holdings, Inc., 2022 Term Loan B–1st Lien, 6.775% (SOFR CME + 5.250%), 3/2/2027	7,534,356
1,500,000		Vizient, Inc., 2022 Term Loan B–1st Lien, 3.684% (SOFR CME + 2.250%), 4/28/2029	1,491,833
		TOTAL	164,557,514
		Independent Energy— 0.7%
7,750,000		Ascent Resources Utica Holdings LLC, 2020 Fixed Term Loan–2nd Lien, 10.021% (3-month USLIBOR + 9.000%), 11/1/2025	8,163,308
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Independent Energy— continued
$985,025		Southwestern Energy Co., 2021 Term Loan–1st Lien, 4.704% (SOFR + 2.500%), 6/22/2027	$960,399
		TOTAL	9,123,707
		Industrial - Other— 3.5%
1,950,144		Alchemy Copyrights, LLC, Term Loan B–1st Lien, 4.062% (1-month USLIBOR + 3.000%), 3/10/2028	1,886,765
4,433,068		EXC Holdings III Corp., 2017 Term Loan–1st Lien, 5.750% (3-month USLIBOR + 3.500%), 12/2/2024	4,255,745
5,638,082		EXC Holdings III Corp., 2017 Term Loan–2nd Lien, 8.500% (3-month USLIBOR + 7.500%), 12/1/2025	5,440,749
4,271,099		Filtration Group Corp., 2018 Term Loan–1st Lien, 4.666% (1-month USLIBOR + 3.000%), 3/29/2025	4,054,490
3,715,641		Filtration Group Corp., 2021 Incremental Term Loan–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 10/21/2028	3,483,413
4,950,083		Fluid-Flow Products, Inc., Term Loan–1st Lien, 6.000% (3-month USLIBOR + 3.750%), 3/31/2028	4,671,641
1,500,000		Fluid-Flow Products, Inc., Term Loan–2nd Lien, 9.000% (3-month USLIBOR + 6.750%), 3/16/2029	1,447,500
4,950,000		Madison IAQ, LLC, Term Loan–1st Lien, 4.524% (6-month USLIBOR + 3.250%), 6/21/2028	4,522,023
3,957,462		Resideo Funding, Inc., 2021 Term Loan–1st Lien, 3.360%–3.650% (1-month USLIBOR + 2.250%, 2-month USLIBOR + 2.250%, 3-month USLIBOR + 2.250%), 2/11/2028	3,828,845
6,750,000		SPX Flow, Inc., 2022 Term Loan, 6.125% (SOFR + 4.500%), 4/5/2029	6,307,875
1,920,000		Vectra Co., Term Loan–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 3/8/2025	1,363,200
1,561,650		Vectra Co., Term Loan–2nd Lien, 8.916% (1-month USLIBOR + 7.250%), 3/8/2026	1,225,895
4,890,877		Vertical US Newco, Inc., Term Loan B–1st Lien, 4.019% (6-month USLIBOR + 3.500%), 7/30/2027	4,594,392
		TOTAL	47,082,533
		Insurance - P&C— 3.7%
4,815,405		AmWINS Group, Inc., 2021 Term Loan B–1st Lien, 3.916% (1-month USLIBOR + 2.250%), 2/19/2028	4,563,944
4,647,305		AssuredPartners, Inc., 2020 Term Loan B–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 2/12/2027	4,365,562
2,902,951		AssuredPartners, Inc., 2021 Term Loan B–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 2/12/2027	2,728,774
2,625,647		Asurion, LLC, 2018 Term Loan B6–1st Lien, 4.791% (1-month USLIBOR + 3.125%), 11/3/2023	2,530,192
4,785,232		Asurion, LLC, 2018 Term Loan B7–1st Lien, 4.666% (1-month USLIBOR + 3.000%), 11/3/2024	4,500,511
2,535,431		Asurion, LLC, 2020 Term Loan B8–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 12/23/2026	2,305,670
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Insurance - P&C— continued
$5,750,000		Asurion, LLC, 2021 Term Loan B3–2nd Lien, 6.916% (1-month USLIBOR + 5.250%), 1/31/2028	$4,937,812
3,000,000		Asurion, LLC, 2021 Term Loan B4–2nd Lien, 6.916% (1-month USLIBOR + 5.250%), 1/20/2029	2,563,500
1,955,050		Asurion, LLC, 2021 Term Loan B9–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 7/31/2027	1,774,208
4,705,887		Hub International Ltd., 2018 Term Loan B–1st Lien, 4.214% (3-month USLIBOR + 3.000%), 4/25/2025	4,467,652
3,880,500		Hub International Ltd., 2021 Term Loan B–1st Lien, 4.348% (3-month USLIBOR + 3.250%), 4/25/2025	3,690,666
5,075,341		NFP Corp., 2020 Term Loan–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 2/15/2027	4,704,842
2,917,576		Ryan Specialty Group, LLC, Term Loan–1st Lien, 4.625% (SOFR CME + 3.000%), 9/1/2027	2,815,461
2,333,246		USI, Inc., 2017 Repriced Term Loan–1st Lien, 5.250% (3-month USLIBOR + 3.000%), 5/16/2024	2,242,109
2,437,561		USI, Inc., 2019 Incremental Term Loan B–1st Lien, 5.500% (3-month USLIBOR + 3.250%), 12/2/2026	2,273,025
		TOTAL	50,463,928
		Lodging— 0.7%
5,329,076		Aimbridge Acquisition Co., Inc., 2019 Term Loan B–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 2/2/2026	4,778,396
2,837,030		Alterra Mountain Co., Term Loan B1–1st Lien, 4.416% (1-month USLIBOR + 2.750%), 7/31/2024	2,760,203
1,676,287		Four Seasons Hotels Ltd., Term Loan–1st Lien, 3.666% (1-month USLIBOR + 2.000%), 11/30/2023	1,661,972
		TOTAL	9,200,571
		Media Entertainment— 5.7%
3,000,000		AVSC Holding Corp., 2018 Term Loan–2nd Lien, 8.585% (3-month USLIBOR + 7.250%), 9/1/2025	2,442,000
2,857,185		AVSC Holding Corp., 2020 Term Loan B1–1st Lien, 5.361% (5.111% Cash 3-month USLIBOR + 3.250%, 0.250% PIK), 3/3/2025	2,473,250
1,489,083		AVSC Holding Corp., 2020 Term Loan B2–1st Lien, 7.111% (6.111% Cash 3-month USLIBOR +4.500%, 1.000% PIK), 10/15/2026	1,302,412
5,818,916		Clear Channel Outdoor Holdings, Inc., Term Loan B–1st Lien, 4.739% (3-month USLIBOR + 3.500%), 8/21/2026	5,028,998
3,358,563		CMG Media Corp., 2021 Term Loan–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 12/17/2026	3,104,018
7,159,541		Comet Bidco Ltd., 2018 Term Loan B–1st Lien, 7.076% (6-month USLIBOR + 5.000%), 9/30/2024	5,906,621
3,149,162		Cumulus Media New Holdings, Inc., Term Loan B–1st Lien, 4.750% (6-month USLIBOR + 3.750%), 3/31/2026	3,016,646
952,500		E.W. Scripps Co. (The), 2018 Term Loan B–1st Lien, 3.666% (1-month USLIBOR + 2.000%), 10/2/2024	938,065
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Media Entertainment— continued
$2,978,515		E.W. Scripps Co. (The), 2020 Term Loan B3–1st Lien, 4.416% (1-month USLIBOR + 2.750%), 1/7/2028	$2,827,117
4,511,424		Emerald Expositions Holding, Inc., 2017 Term Loan B–1st Lien, 4.166% (1-month USLIBOR + 2.500%), 5/22/2024	4,314,748
1,504,058		Entercom Media Corp., 2019 Term Loan–1st Lien, 4.133% (1-month USLIBOR + 2.500%), 11/18/2024	1,342,371
1,982,519		Gray Television, Inc., 2021 Term Loan D–1st Lien, 4.062% (1-month USLIBOR + 3.000%), 12/1/2028	1,902,683
3,712,612		iHeartCommunications, Inc., 2020 Incremental Term Loan–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 5/1/2026	3,468,971
7,678,111		Magnite, Inc., Term Loan–1st Lien, 5.810%–6.670% (1-month USLIBOR + 5.000%, 6-month USLIBOR + 5.000%), 4/28/2028	7,380,584
2,736,250		NEP Group, Inc., Incremental Term Loan B–1st Lien, 7.750% (PRIME + 3.000%), 10/20/2025	2,614,829
6,269,043		NEP/NCP Holdco, Inc., 2018 Term Loan–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 10/20/2025	5,859,299
4,500,000		NEP/NCP Holdco, Inc., 2018 Term Loan–2nd Lien, 8.666% (1-month USLIBOR + 7.000%), 10/19/2026	4,159,710
1,682,839		Nexstar Broadcasting, Inc., 2019 Term Loan B4–1st Lien, 4.166% (1-month USLIBOR + 2.500%), 9/18/2026	1,663,318
578,699		Nielsen Finance, LLC, Term Loan B4–1st Lien, 3.190% (1-month USLIBOR + 2.000%), 10/4/2023	576,124
526,866		Outfront Media Capital, LLC, 2019 Term Loan B–1st Lien, 3.416% (1-month USLIBOR + 1.750%), 11/18/2026	503,420
4,293,231		Recorded Books, Inc., 2021 Term Loan–1st Lien, 6.003% (3-month USLIBOR + 4.000%), 8/29/2025	4,086,620
2,955,038		Sinclair Television Group, Inc., 2021 Term Loan B3–1st Lien, 4.670% (1-month USLIBOR + 3.000%), 4/1/2028	2,746,944
4,000,000		Sinclair Television Group, Inc., 2022 Term Loan B4–1st Lien, 5.375% (SOFR CME + 3.750%), 4/21/2029	3,700,000
3,990,000		Univision Communications, Inc., 2022 Term Loan B–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 1/31/2029	3,743,119
1,900,000		Univision Communications, Inc., 2022 Term Loan B–1st Lien, 6.254% (SOFR CME + 4.250%), 6/8/2029	1,816,077
		TOTAL	76,917,944
		Metals & Mining— 0.2%
2,481,250		Grinding Media, Inc., 2021 Term Loan B–1st Lien, 4.796% (3-month USLIBOR + 4.000%), 10/12/2028	2,270,344
		Oil Field Services— 0.1%
1,875,000		ChampionX Corp., 2022 Term Loan B1–1st Lien, 4.493% (SOFR CME + 3.250%), 6/7/2029	1,853,906
		Other— 0.5%
4,000,000		ABG Intermediate Holdings 2, LLC, 2021 Term Loan–2nd Lien, 7.625% (SOFR + 6.000%), 12/20/2029	3,740,000
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Other— continued
$4,000,000		ABG Intermediate Holdings 2, LLC, 2021 Term Loan B1–1st Lien, 5.275% (SOFR + 3.750%), 12/21/2028	$3,750,000
		TOTAL	7,490,000
		Packaging— 2.1%
166,667		Anchor Glass Container Corp., 2016 Term Loan–2nd Lien, 8.750% (3-month USLIBOR + 7.750%), 12/7/2024	71,042
236,400		Anchor Glass Container Corp., 2020 Incremental Term Loan–1st Lien, 6.666% (1-month USLIBOR + 5.000%), 12/7/2023	196,212
3,483,281		Bway Corp., 2017 Term Loan B–1st Lien, 4.312% (1-Week USLIBOR + 3.250%), 4/3/2024	3,286,615
8,338,750		Charter NEX US, Inc., 2021 Term Loan–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 12/1/2027	7,874,907
7,750,000		Clydesdale Acquisition Holdings, Inc., Term Loan B–1st Lien, 5.875% (SOFR CME + 4.250%), 4/13/2029	7,265,625
1,458,798		Reynolds Group Holdings, Inc., 2020 Term Loan B2–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 2/5/2026	1,364,895
3,226,780		Trident TPI Holdings, Inc., 2017 Term Loan B1–1st Lien, 5.500% (3-month USLIBOR + 3.250%), 10/17/2024	3,119,893
618,548	[2]	Trident TPI Holdings, Inc., 2021 Delayed Draw Term Loan–1st Lien, 6.250% (3-month USLIBOR + 4.000%)(partially unfunded), 9/15/2028	582,053
4,346,040		Trident TPI Holdings, Inc., 2021 Incremental Term Loan–1st Lien, 6.250% (3-month USLIBOR + 4.000%), 9/15/2028	4,089,624
		TOTAL	27,850,866
		Pharmaceuticals— 2.5%
4,500,000	[2]	Bausch Health Cos., Inc., 2022 Term Loan B–1st Lien, TBD, 2/1/2027	3,877,177
7,667,966		ICON Luxembourg S.a.r.l., LUX Term Loan–1st Lien, 4.563% (3-month USLIBOR + 2.250%), 7/3/2028	7,427,805
1,910,478		ICON Luxembourg S.a.r.l., US Term Loan–1st Lien, 4.563% (3-month USLIBOR + 2.250%), 7/3/2028	1,850,642
3,930,076		Jazz Financing Lux S.a.r.l., Term Loan–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 5/5/2028	3,759,353
3,956,641		Mallinckrodt International Finance S.A., 2018 Term Loan B–1st Lien, 6.911% (3-month USLIBOR + 5.500%), 2/24/2025	3,924,181
4,590,757		Mallinckrodt International Finance S.A., Term Loan B–1st Lien, 7.253% (3-month USLIBOR + 5.250%), 9/24/2024	4,583,738
3,654,144		Organon & Co., Term Loan–1st Lien, 4.625% (3-month USLIBOR + 3.000%), 6/2/2028	3,526,633
5,985,000		Sharp Midco, LLC, 2021 Term Loan B, 6.250% (3-month USLIBOR + 4.000%), 1/20/2029	5,625,900
		TOTAL	34,575,429
		Restaurant— 0.7%
4,758,584		1011778 B.C. Unlimited Liability Co., Term Loan B4–1st Lien, 3.416% (1-month USLIBOR + 1.750%), 11/19/2026	4,556,344
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Restaurant— continued
$4,900,063		IRB Holding Corp., 2022 Term Loan B–1st Lien, 4.238% (SOFR + 3.150%), 12/15/2027	$4,612,184
		TOTAL	9,168,528
		Retailers— 0.8%
3,416,351		Academy Ltd., 2021 Term Loan, 4.812% (1-month USLIBOR + 3.750%), 11/6/2027	3,258,345
4,937,500		Petco Health and Wellness Co., Inc., 2021 Term Loan B, 5.500% (3-month USLIBOR + 3.250%), 3/4/2028	4,666,703
2,481,250		PetSmart, Inc., 2021 Term Loan B–1st Lien, 4.500% (3-month USLIBOR + 3.750%), 2/11/2028	2,342,920
		TOTAL	10,267,968
		Services— 2.1%
3,340,507		Da Vinci Purchaser Corp., 2019 Term Loan–1st Lien, 6.250% (3-month USLIBOR + 4.000%), 1/8/2027	3,171,394
3,329,021		Emerald TopCo, Inc., Term Loan–1st Lien, 4.739%–5.166% (1-month USLIBOR + 3.500%, 3-month USLIBOR + 3.500%), 7/24/2026	3,125,950
3,942,593		GT Polaris, Inc., 2021 Term Loan–1st Lien, 4.989% (3-month USLIBOR + 3.750%), 9/24/2027	3,722,459
5,970,000		RLG Holdings, LLC, 2021 Term Loan–1st Lien, 5.916% (1-month USLIBOR + 4.250%), 7/7/2028	5,596,875
4,000,000		RLG Holdings, LLC, 2021 Term Loan–2nd Lien, 9.166% (1-month USLIBOR + 7.500%), 7/6/2029	3,876,660
244,545	[2]	Service Logic Acquisition, Inc., Delayed Draw Term Loan–1st Lien, 5.652% (1-month USLIBOR + 4.000%)(partially unfunded), 10/29/2027	233,244
3,711,151		Service Logic Acquisition, Inc., Term Loan–1st Lien, 4.870%–5.239% (2-month USLIBOR + 4.000%, 3-month USLIBOR + 4.000%), 10/29/2027	3,539,510
4,743,547		USIC Holdings, Inc., 2021 Term Loan–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 5/12/2028	4,431,066
1,000,000		USIC Holdings, Inc., 2021 Term Loan–2nd Lien, 8.166% (1-month USLIBOR + 6.500%), 5/14/2029	952,500
		TOTAL	28,649,658
		Technology— 18.8%
5,000,000		Altar Bidco, Inc., 2021 Term Loan–1st Lien, 5.202%–5.750% (SOFR + 3.350%), 2/1/2029	4,610,000
5,000,000		Altar Bidco, Inc., 2021 Term Loan–2nd Lien, 7.355% (6-month USLIBOR + 5.600%), 2/1/2030	4,579,175
3,650,189		Applied Systems, Inc., 2017 Term Loan–1st Lien, 5.250% (3-month USLIBOR + 3.000%), 9/19/2024	3,512,541
4,483,750		AppLovin Corp., 2021 Term Loan B–1st Lien, 5.250% (3-month USLIBOR + 3.000%), 10/25/2028	4,267,050
4,950,000		Atlas Purchaser, Inc., 2021 Term Loan–1st Lien, 6.621% (3-month USLIBOR + 5.250%), 5/8/2028	4,108,500
1,000,000		Atlas Purchaser, Inc., 2021 Term Loan–2nd Lien, 11.188% (3-month USLIBOR + 9.000%), 5/7/2029	825,000
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Technology— continued
$2,993,856		Banff Merger Sub, Inc., 2021 Term Loan–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 10/2/2025	$2,796,771
3,767,123		Barracuda Networks, Inc., 2020 Term Loan–2nd Lien, 7.989% (3-month USLIBOR + 6.750%), 10/30/2028	3,781,250
4,000,000	[2]	Barracuda Networks, Inc., 2021 Term Loan–2nd Lien, TBD, 5/17/2030	4,020,000
4,750,000	[2]	Barracuda Networks, Inc., 2022 Term Loan–1st Lien, TBD, 5/17/2029	4,565,937
3,863,681		Barracuda Networks, Inc., Term Loan–1st Lien, 5.982% (3-month USLIBOR + 3.750%), 2/12/2025	3,836,326
4,000,000		Boxer Parent Co., Inc., 2021 Term Loan–2nd Lien, 7.166% (1-month USLIBOR + 5.500%), 2/27/2026	3,772,520
1,990,000		CCC Intelligent Solutions, Inc., Term Loan–1st Lien, 4.500% (3-month USLIBOR + 2.250%), 9/21/2028	1,893,485
2,850,000	[2]	Central Parent, Inc., 2022 Term Loan B, TBD, 6/9/2029	2,701,814
4,987,500		Cloudera, Inc., 2021 Term Loan–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 10/8/2028	4,605,133
3,000,000		Cloudera, Inc., 2021 Term Loan–2nd Lien, 7.666% (1-month USLIBOR + 6.000%), 10/8/2029	2,640,000
3,500,000		Condor Merger Sub, Inc., 2022 Term Loan B–1st Lien, 5.145% (SOFR + 4.000%), 3/1/2029	3,196,672
990,013		ConnectWise, LLC, 2021 Term Loan B–1st Lien, 5.750% (3-month USLIBOR + 3.500%), 9/29/2028	909,158
4,962,500		CoreLogic, Inc., Term Loan–1st Lien, 5.188% (1-month USLIBOR + 3.500%), 6/2/2028	4,158,575
1,969,773		DCert Buyer, Inc., 2019 Term Loan B–1st Lien, 5.666% (1-month USLIBOR + 4.000%), 10/16/2026	1,888,166
2,000,000		DCert Buyer, Inc., 2021 Term Loan–2nd Lien, 8.666% (1-month USLIBOR + 7.000%), 2/19/2029	1,870,000
2,244,536		Diebold, Inc., 2017 Term Loan B–1st Lien, 4.000% (1-month USLIBOR + 2.750%), 11/6/2023	1,925,890
6,240,774		Digi International, Inc., Term Loan B, 5.500% (3-month USLIBOR + 5.000%), 11/1/2028	6,022,347
4,876,913		Dun & Bradstreet Corp. (The), Term Loan–1st Lien, 4.874% (1-month USLIBOR + 3.250%), 2/6/2026	4,614,779
2,021,149		Dynatrace, LLC, 2018 Term Loan–1st Lien, 3.916% (1-month USLIBOR + 2.250%), 8/22/2025	1,995,248
4,962,446		E2open, LLC, 2020 Term Loan B–1st Lien, 4.835% (3-month USLIBOR + 3.500%), 2/4/2028	4,699,833
3,915,038		Epicor Software Corp., 2020 Term Loan–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 7/30/2027	3,705,936
3,665,792		Finastra USA, Inc., Term Loan–1st Lien, 4.739% (3-month USLIBOR + 3.500%), 6/13/2024	3,314,682
3,500,000		Finastra USA, Inc., Term Loan–2nd Lien, 8.489% (3-month USLIBOR + 7.250%), 6/13/2025	3,035,008
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Technology— continued
$1,925,089		Fiserv Investment Solutions, Inc., 2020 Term Loan B–1st Lien, 5.455% (3-month USLIBOR + 4.000%), 2/18/2027	$1,831,241
7,573,808		Gainwell Acquisition Corp., Term Loan B–1st Lien, 6.250% (3-month USLIBOR + 4.000%), 10/1/2027	7,183,303
927,634		Go Daddy Operating Co., LLC, 2021 Term Loan B4–1st Lien, 3.666% (1-month USLIBOR + 2.000%), 8/10/2027	893,891
4,845,152		GoTo Group, Inc., Term Loan B–1st Lien, 6.345% (1-month USLIBOR + 4.750%), 8/31/2027	3,742,880
6,675,000		Greeneden U.S. Holdings II, LLC, 2020 Term Loan B4–1st Lien, 5.666% (1-month USLIBOR + 4.000%), 12/1/2027	6,401,325
5,185,894		Hyland Software, Inc., 2018 Term Loan–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 7/1/2024	5,018,078
6,280,000		Hyland Software, Inc., 2021 Term Loan–2nd Lien, 7.916% (1-month USLIBOR + 6.250%), 7/7/2025	6,185,800
2,000,000	[2]	II-VI, Inc., 2021 Term Loan B, TBD, 12/8/2028	1,922,500
3,453,775		Ivanti Software, Inc., 2021 Add On Term Loan B–1st Lien, 5.611% (1-month USLIBOR + 4.000%), 12/1/2027	2,961,629
3,950,100		Ivanti Software, Inc., 2021 Term Loan B–1st Lien, 5.848% (3-month USLIBOR + 4.250%), 12/1/2027	3,413,558
223,307		Marcel LUX IV S.a.r.l., 2020 Term Loan B–1st Lien, 5.565% (SOFR CME + 4.000%), 12/31/2027	215,491
750,000	[2]	Marcel LUX IV S.a.r.l., Term Loan B1–1st Lien, TBD, 3/15/2026	723,518
1,995,000		Mediaocean, LLC, 2021 Term Loan–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 12/15/2028	1,886,273
1,000,000		Mitchell International, Inc., 2021 Term Loan–2nd Lien, 8.095% (1-month USLIBOR + 6.500%), 10/15/2029	944,220
3,743,557		Mitchell International, Inc., 2021 Term Loan B–1st Lien, 5.345% (1-month USLIBOR + 3.750%), 10/15/2028	3,420,675
4,785,223		MLN US HoldCo, LLC, 2018 Term Loan–1st Lien, 5.620% (1-month USLIBOR + 4.500%), 11/30/2025	3,206,099
1,000,000		MLN US HoldCo, LLC, 2018 Term Loan–2nd Lien, 9.870% (1-month USLIBOR + 8.750%), 11/30/2026	733,615
2,915,063		NCR Corp., 2019 Term Loan–1st Lien, 3.740% (3-month USLIBOR + 2.500%), 8/28/2026	2,837,318
6,000,000		NEXUS Buyer, LLC, 2021 Term Loan–2nd Lien, 7.440% (1-month USLIBOR + 6.250%), 11/1/2029	5,655,000
3,682,930		NEXUS Buyer, LLC, Term Loan B–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 11/9/2026	3,486,814
2,291,402		Optiv Security, Inc., Term Loan–1st Lien, 5.326% (6-month USLIBOR + 3.250%), 2/1/2024	2,200,697
2,000,000		Optiv Security, Inc., Term Loan–2nd Lien, 8.250% (6-month USLIBOR + 7.250%), 1/31/2025	1,915,000
2,743,125		Ping Identity Corp., 2021 Term Loan B–1st Lien, 5.375% (SOFR + 3.750%), 11/23/2028	2,667,689
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Technology— continued
$5,735,443		Planview Parent, Inc., Term Loan–1st Lien, 5.666% (1-month USLIBOR + 4.000%), 12/17/2027	$5,421,800
2,910,675		Project Alpha Intermediate Holding, Inc., 2021 Term Loan B–1st Lien, 5.670% (1-month USLIBOR + 4.000%), 4/26/2024	2,807,899
3,111,362		Project Boost Purchaser, LLC, 2019 Term Loan B–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 6/1/2026	2,900,054
2,475,000		Project Boost Purchaser, LLC, 2021 Incremental Term Loan–1st Lien, 5.166% (1-month USLIBOR + 3.500%), 5/30/2026	2,304,856
5,826,349		Project Leopard Holdings, Inc., 2019 Term Loan–1st Lien, 6.166% (3-month USLIBOR + 4.500%), 7/7/2024	5,800,859
3,930,050		Rackspace Technology Global, Inc., 2021 Term Loan B–1st Lien, 4.160% (3-month USLIBOR + 2.750%), 2/15/2028	3,593,540
4,848,473		Renaissance Holding Corp., 2018 Term Loan–1st Lien, 4.916% (1-month USLIBOR + 3.250%), 5/30/2025	4,606,049
3,500,000		Renaissance Holding Corp., 2018 Term Loan–2nd Lien, 8.666% (1-month USLIBOR + 7.000%), 5/29/2026	3,271,047
2,750,000		RL Merger Subsidiary, Inc., 2022 Incremental Term Loan–1st Lien, 5.581% (SOFR + 4.500%), 3/30/2029	2,635,421
2,842,655		Rocket Software, Inc., 2018 Term Loan–1st Lien, 5.916% (1-month USLIBOR + 4.250%), 11/28/2025	2,650,775
2,917,500		S2P Acquisition Borrower, Inc., Term Loan–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 8/14/2026	2,792,048
1,085,087		Science Applications International Corp., 2020 Incremental Term Loan B–1st Lien, 3.035% (SOFR CME + 1.875%), 3/12/2027	1,074,692
1,930,000		Severin Acquisition, LLC, 2018 Term Loan B–1st Lien, 4.624% (1-month USLIBOR + 3.000%), 8/1/2025	1,854,016
1,477,584		Sophia, L.P., 2021 Term Loan B–1st Lien, 5.500% (3-month USLIBOR + 3.250%), 10/7/2027	1,382,472
3,500,000		Sophia, L.P., 2022 Incremental Term Loan B–1st Lien, 5.775% (SOFR + 4.250%), 10/7/2027	3,412,500
1,129,412		SS&C Technologies, Inc., 2022 Term Loan B6–1st Lien, 3.875% (SOFR CME + 2.250%), 3/22/2029	1,079,435
1,611,274		SS&C Technologies, Inc., 2022 Term Loan B7–1st Lien, 3.875% (SOFR CME + 2.250%), 3/22/2029	1,539,976
4,111,077		Tempo Acquisition, LLC, 2022 Term Loan B–1st Lien, 4.525% (SOFR + 3.000%), 8/31/2028	3,905,523
5,000,000		Tibco Software, Inc., 2020 Term Loan–2nd Lien, 8.916% (1-month USLIBOR + 7.250%), 3/3/2028	4,933,750
6,385,397		Tibco Software, Inc., 2020 Term Loan B3–1st Lien, 5.420% (1-month USLIBOR + 3.750%), 6/30/2026	6,280,644
1,731,935		Trans Union LLC, 2021 Term Loan B6–1st Lien, 3.916% (1-month USLIBOR + 2.250%), 12/1/2028	1,655,445
3,250,000		UKG, Inc., 2021 Term Loan–2nd Lien, 6.212% (3-month USLIBOR + 5.250%), 5/3/2027	3,024,125
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	FLOATING RATE LOANS— continued
		Technology— continued
$4,417,878		Ultimate Software Group, Inc. (The), 2021 Term Loan–1st Lien, 4.212% (3-month USLIBOR + 3.250%), 5/4/2026	$4,150,751
2,416,515		Ultimate Software Group, Inc. (The), Term Loan B–1st Lien, 5.416% (1-month USLIBOR + 3.750%), 5/4/2026	2,290,265
4,840,012		Veritas US, Inc., 2021 Term Loan B–1st Lien, 7.250% (3-month USLIBOR + 5.000%), 9/1/2025	3,997,027
5,361,327		VS Buyer, LLC, Term Loan B–1st Lien, 4.666% (1-month USLIBOR + 3.000%), 2/28/2027	5,059,753
2,955,000		Weld North Education, LLC, 2021 Term Loan B–1st Lien, 5.420% (1-month USLIBOR + 3.750%), 12/21/2027	2,817,090
		TOTAL	254,540,222
		Transportation Services— 1.1%
2,932,837		Buckeye Partners, L.P., 2021 Term Loan B–1st Lien, 3.916% (1-month USLIBOR + 2.250%), 11/1/2026	2,813,236
3,910,000		Genesee & Wyoming, Inc. (New), Term Loan–1st Lien, 4.250% (3-month USLIBOR + 2.000%), 12/30/2026	3,765,584
1,750,000		SkyMiles IP Ltd., 2020 Skymiles Term Loan B–1st Lien, 4.813% (3-month USLIBOR + 3.750%), 10/20/2027	1,743,438
6,912,500		United Airlines, Inc., 2021 Term Loan B–1st Lien, 5.392% (1-month USLIBOR + 3.750%), 4/21/2028	6,454,581
		TOTAL	14,776,839
		Utility - Electric— 0.8%
3,530,598		Calpine Construction Finance Co., LP, 2017 Term Loan B–1st Lien, 3.666% (1-month USLIBOR + 2.000%), 1/15/2025	3,400,037
3,925,151		Calpine Corp., 2020 Term Loan B5–1st Lien, 4.170% (1-month USLIBOR + 2.500%), 12/16/2027	3,743,613
2,750,000		TerraForm Power Operating LLC, 2022 Term Loan B–1st Lien, 2.921% (SOFR CME + 2.750%), 5/21/2029	2,691,562
1,657,805		Vistra Operations Co., LLC, Term Loan B3–1st Lien, 3.273%–3.416% (1-month USLIBOR + 1.750%), 12/31/2025	1,591,492
		TOTAL	11,426,704
		Wireless Communications— 0.7%
3,423,125		Hunter Holdco 3 Ltd., Term Loan B–1st Lien, 6.500% (3-month USLIBOR + 4.250%), 8/19/2028	3,260,527
3,890,782		Iridium Satellite, LLC, 2021 Term Loan B2–1st Lien, 4.166% (1-month USLIBOR + 2.500%), 11/4/2026	3,744,177
1,995,000		TITAN ACQUISITION CO., 2021 Term Loan, 6.250% (3-month USLIBOR + 4.000%), 10/18/2028	1,893,594
		TOTAL	8,898,298
		TOTAL FLOATING RATE LOANS (IDENTIFIED COST $1,121,270,921)	1,059,830,518
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS— 11.5%
	Aerospace/Defense— 0.2%
$63,000	Howmet Aerospace, Inc., Sr. Unsecd. Note, 6.875%, 5/1/2025	$64,825
3,000,000	TransDigm, Inc., Sec. Fac. Bond, 144A, 8.000%, 12/15/2025	3,039,585
	TOTAL	3,104,410
	Airlines— 0.2%
2,975,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 144A, 5.500%, 4/20/2026	2,743,842
	Automotive— 0.4%
5,025,000	Dornoch Debt Merger Sub, Inc., Sr. Unsecd. Note, 144A, 6.625%, 10/15/2029	3,717,244
3,000,000	Real Hero Merger Sub 2, Inc., Sr. Unsecd. Note, 144A, 6.250%, 2/1/2029	2,279,440
	TOTAL	5,996,684
	Building Materials— 0.5%
2,125,000	Foundation Building Materials, Inc., Sr. Unsecd. Note, 144A, 6.000%, 3/1/2029	1,559,856
2,500,000	White Cap Buyer LLC, Sr. Unsecd. Note, 144A, 6.875%, 10/15/2028	2,003,450
3,475,000	White Cap Parent LLC, Sr. Sub. Secd. Note, 144A, 8.250%, 3/15/2026	2,898,307
	TOTAL	6,461,613
	Cable Satellite— 0.6%
5,500,000	DIRECTV Holdings LLC, Sec. Fac. Bond, 144A, 5.875%, 8/15/2027	4,709,677
1,500,000	DISH DBS Corp., Sec. Fac. Bond, 144A, 5.250%, 12/1/2026	1,178,573
2,800,000	Telenet Finance Luxembourg, Sec. Fac. Bond, 144A, 5.500%, 3/1/2028	2,473,940
	TOTAL	8,362,190
	Chemicals— 0.7%
3,800,000	Herens Holdco S.a.r.l., Sec. Fac. Bond, 144A, 4.750%, 5/15/2028	3,162,759
250,000	INEOS Quattro Finance 2, Sec. Fac. Bond, 144A, 3.375%, 1/15/2026	210,372
1,125,000	Koppers, Inc., Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	1,046,486
1,000,000	Olympus Water US Holding Corp., Sec. Fac. Bond, 144A, 4.250%, 10/1/2028	784,820
5,200,000	Polar US Borrower LLC, Sr. Unsecd. Note, 144A, 6.750%, 5/15/2026	3,638,987
	TOTAL	8,843,424
	Consumer Cyclical Services— 0.4%
3,750,000	Allied Universal Holdings Co. Llc / Allied Universal Finance Corp., Sec. Fac. Bond, 144A, 4.625%, 6/1/2028	3,103,585
4,000,000	Signal Parent, Inc., Sr. Unsecd. Note, 144A, 6.125%, 4/1/2029	2,506,623
	TOTAL	5,610,208
	Consumer Products— 0.2%
4,000,000	BCPE Empire Holdings, Inc., Sr. Unsecd. Note, 144A, 7.625%, 5/1/2027	3,261,920
	Diversified Manufacturing— 0.2%
2,075,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 144A, 7.125%, 6/15/2025	2,074,741
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS— continued
	Finance Companies— 0.1%
$2,150,000	United Shore Financial Services, Sr. Unsecd. Note, 144A, 5.500%, 11/15/2025	$1,845,657
	Gaming— 1.4%
3,200,000	Affinity Gaming LLC, 144A, 6.875%, 12/15/2027	2,692,064
1,925,000	Colt Merger Sub, Inc., Sr. Secd. Note, 144A, 6.250%, 7/1/2025	1,861,696
13,450,000	Mohegan Tribal Gaming Authority, 144A, 8.000%, 2/1/2026	11,472,110
675,000	Scientific Games Holdings Corp., Sr. Unsecd. Note, 144A, 6.625%, 3/1/2030	574,810
2,000,000	Scientific Games International, Inc., Sr. Unsecd. Note, 144A, 7.000%, 5/15/2028	1,879,730
	TOTAL	18,480,410
	Health Care— 1.3%
5,000,000	Ardent Health Services, Sr. Unsecd. Note, 144A, 5.750%, 7/15/2029	3,686,550
3,000,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 8.000%, 3/15/2026	2,740,710
2,375,000	Embecta Corp., Sr. Note, 144A, 6.750%, 2/15/2030	2,146,251
2,875,000	Global Medical Response, Inc., Sec. Fac. Bond, 144A, 6.500%, 10/1/2025	2,565,592
1,025,000	LifePoint Health, Inc., Sec. Fac. Bond, 144A, 4.375%, 2/15/2027	879,568
4,025,000	MPH Acquisition Holdings LLC, Sr. Note, 144A, 5.500%, 9/1/2028	3,593,617
2,000,000	MPH Acquisition Holdings LLC, Sr. Unsecd. Note, 144A, 5.750%, 11/1/2028	1,661,410
1,000,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 144A, 6.125%, 10/1/2028	858,870
	TOTAL	18,132,568
	Independent Energy— 0.3%
2,000,000	EQT Corp., Sr. Unsecd. Note, 6.625%, 2/1/2025	2,061,470
650,000	Oasis Petroleum, Inc., Sr. Unsecd. Note, 144A, 6.375%, 6/1/2026	602,218
1,650,000	Occidental Petroleum Corp., Sr. Unsecd. Note, 8.000%, 7/15/2025	1,739,422
	TOTAL	4,403,110
	Industrial - Other— 0.3%
2,000,000	Madison Iaq LLC, Sec. Fac. Bond, 144A, 4.125%, 6/30/2028	1,654,866
2,475,000	Vertical U.S. Newco, Inc., Sr. Unsecd. Note, 144A, 5.250%, 7/15/2027	2,210,918
	TOTAL	3,865,784
	Insurance - P&C— 0.6%
2,000,000	AssuredPartners, Inc., Sr. Unsecd. Note, 144A, 7.000%, 8/15/2025	1,881,251
2,000,000	NFP Corp., Sec. Fac. Bond, 144A, 4.875%, 8/15/2028	1,715,960
4,775,000	NFP Corp., Sr. Unsecd. Note, 144A, 6.875%, 8/15/2028	3,953,031
800,000	Ryan Specialty Group, Sec. Fac. Bond, 144A, 4.375%, 2/1/2030	697,000
	TOTAL	8,247,242
	Media Entertainment— 1.0%
6,000,000	Audacy Capital Corp., 144A, 6.500%, 5/1/2027	3,578,284
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS— continued
	Media Entertainment— continued
$6,653,000	Cumulus Media News Holdings, Inc., 144A, 6.750%, 7/1/2026	$6,138,357
3,000,000	iHeartCommunications, Inc., 6.375%, 5/1/2026	2,783,730
1,050,000	Midas Opco Holdings LLC, Sr. Unsecd. Note, 144A, 5.625%, 8/15/2029	846,641
875,000	Townsquare Media, Inc., Sec. Fac. Bond, 144A, 6.875%, 2/1/2026	780,632
	TOTAL	14,127,644
	Metals & Mining— 0.1%
725,000	HudBay Minerals, Inc., Sr. Unsecd. Note, 144A, 6.125%, 4/1/2029	588,983
	Midstream— 0.5%
1,375,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 144A, 7.875%, 5/15/2026	1,375,956
835,000	EQT Midstream Partners LP, Sr. Unsecd. Note, 144A, 6.000%, 7/1/2025	802,072
2,150,000	EQT Midstream Partners LP, Sr. Unsecd. Note, 144A, 7.500%, 6/1/2027	2,078,168
2,000,000	Holly Energy Partners LP, Sr. Unsecd. Note, 144A, 6.375%, 4/15/2027	1,886,560
575,000	Solaris Midstream Holdings LLC, Sr. Unsecd. Note, 144A, 7.625%, 4/1/2026	544,930
	TOTAL	6,687,686
	Oil Field Services— 0.2%
2,825,000	Nabors Industries, Inc., Sr. Unsecd. Note, 144A, 7.375%, 5/15/2027	2,687,295
	Packaging— 0.5%
3,000,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sec. Fac. Bond, 144A, 5.250%, 4/30/2025	2,779,279
2,000,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sec. Fac. Bond, 144A, 5.250%, 8/15/2027	1,431,530
2,000,000	Clydesdale Acquisition Holdings, Inc., 144A, 6.625%, 4/15/2029	1,882,130
	TOTAL	6,092,939
	Pharmaceuticals— 0.4%
3,125,000	Bausch Health Cos., Inc., Sec. Fac. Bond, 144A, 6.125%, 2/1/2027	2,661,860
1,000,000	Bausch Health Cos., Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/15/2029	523,085
2,875,000	Endo Luxembourg Financial Co. I SARL, 144A, 6.125%, 4/1/2029	2,178,991
	TOTAL	5,363,936
	Retailers— 0.2%
2,100,000	NMG Holding Co., Inc., 144A, 7.125%, 4/1/2026	1,942,080
	Technology— 0.9%
3,000,000	Boxer Parent Co., Inc., 144A, 7.125%, 10/2/2025	2,876,340
2,800,000	Diebold Nixdorf, Inc., Sr. Secd. Note, 144A, 9.375%, 7/15/2025	1,961,400
1,000,000	Logan Merger Sub, Inc., Sr. Secd. Note, 144A, 5.500%, 9/1/2027	698,640
1,900,000	McAfee Corp., Sr. Unsecd. Note, 144A, 7.375%, 2/15/2030	1,549,887
2,750,000	Minerva Merger Sub, Inc., Sr. Unsecd. Note, 144A, 6.500%, 2/15/2030	2,294,999
2,000,000	NCR Corp., 144A, 5.125%, 4/15/2029	1,695,740
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS— continued
		Technology— continued
$2,000,000		Rocket Software, Inc., Sr. Unsecd. Note, 144A, 6.500%, 2/15/2029	$1,449,339
		TOTAL	12,526,345
		Transportation Services— 0.3%
4,700,000		Stena International S.A., Sec. Fac. Bond, 144A, 6.125%, 2/1/2025	4,477,726
		TOTAL CORPORATE BONDS (IDENTIFIED COST $187,511,792)	155,928,437
	[1]	ASSET-BACKED SECURITIES— 5.9%
		Automotive— 0.0%
500,000		Volkswagen Auto Lease Trust 2022-A, Class A3, 3.680%, 7/21/2025	495,369
		Finance Companies— 5.2%
1,000,000		Aimco 2020-12A, Class ER, 6.951% (SOFR + 6.100%), 1/17/2032	885,242
3,000,000		Anchorage Capital CLO, LTD., 2016-9A, Class ER2, 7.864% (3-month USLIBOR +6.820%), 7/15/2032	2,690,645
2,000,000		Anchorage Capital CLO, LTD., 2020-15A, Class DR, 4.463% (3-month USLIBOR +3.400%), 7/20/2034	1,917,403
2,000,000		Anchorage Capital CLO, LTD., 2020-15A, Class ER, 8.462% (3-month USLIBOR +7.400%), 7/20/2034	1,806,877
1,600,000		Ballyrock Ltd., 2020-14A, Class C, 4.663% (3-month USLIBOR +3.600%), 1/20/2034	1,490,965
1,250,000		Dryden Senior Loan Fund 2018-61A, Class DR, 4.144% (3-month USLIBOR +3.100%), 1/17/2032	1,157,445
2,250,000		Dryden Senior Loan Fund 2021-87A, Class D, 4.428% (3-month USLIBOR +2.950%), 5/20/2034	2,100,984
2,000,000		Dryden Senior Loan Fund 2021-87A, Class E, 7.628% (3-month USLIBOR +6.150%), 5/20/2034	1,762,353
500,000		Dryden Senior Loan Fund 2021-90A, Class D, 4.478% (3-month USLIBOR +3.000%), 2/20/2035	468,406
1,925,000		Dryden Senior Loan Fund 2021-90A, Class E, 7.728% (3-month USLIBOR +6.250%), 2/20/2035	1,697,880
3,200,000		Dryden Senior Loan Fund 2021-93A, Class E, 7.294% (3-month USLIBOR +6.250%), 1/15/2034	2,828,820
3,000,000		Dryden Senior Loan Fund 2022-97A, Class E, 7.570% (3-month Constant Maturity Treasury Yield Curve +6.750%), 4/20/2035	2,733,737
3,000,000		Elmwood CLO, XI, Ltd., 2021-3A, Class E, 6.104% (3-month USLIBOR +5.850%), 10/20/2034	2,641,380
500,000		Elmwood CLO, XI, Ltd., 2021-4A, Class D, 4.013% (3-month USLIBOR +2.950%), 10/20/2034	465,826
1,750,000		Elmwood CLO, XI, Ltd., 2021-4A, Class E, 6.137% (3-month USLIBOR +6.000%), 10/20/2034	1,569,702
750,000		GoldenTree Loan Management US 2020-7A, Class CR, 3.113% (3-month USLIBOR +2.050%), 4/20/2034	697,077
2,250,000		GoldenTree Loan Management US 2020-7A, Class DR, 4.213% (3-month USLIBOR +3.150%), 4/20/2034	2,086,632
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	ASSET-BACKED SECURITIES— continued
		Finance Companies— continued
$1,750,000		Magnetite CLO, Ltd., 2020-28A, Class ER, 6.380% (3-month USLIBOR +6.150%), 1/20/2035	$1,609,156
750,000		Magnetite CLO, Ltd., 2021-30A, Class D, 4.134% (3-month USLIBOR +2.950%), 10/25/2034	698,760
2,425,000		Magnetite CLO, Ltd., 2021-30A, Class E, 6.332% (3-month USLIBOR +6.200%), 10/25/2034	2,240,519
1,000,000		Magnetite CLO, Ltd., 2021-31A, Class D, 4.044% (3-month USLIBOR +3.000%), 7/15/2034	930,366
3,000,000		Magnetite CLO, Ltd., 2021-31A, Class E, 6.241% (3-month USLIBOR +6.000%), 7/15/2034	2,740,029
1,250,000		Neuberger Berman CLO, Ltd., 2020-39A, Class C, 3.313% (3-month USLIBOR +2.250%), 1/20/2032	1,198,896
1,000,000		Neuberger Berman CLO, Ltd., 2020-39A, Class D, 4.663% (3-month USLIBOR +3.600%), 1/20/2032	960,837
1,250,000		OCP CLO, Ltd., 2019-16A, Class DR, 4.139% (3-month USLIBOR +3.150%), 4/10/2033	1,160,476
1,000,000		OCP CLO, Ltd., 2020-18A, Class CR, 3.013% (3-month USLIBOR +1.950%), 7/20/2032	941,448
2,750,000		OCP CLO, Ltd., 2020-18A, Class DR, 4.263% (3-month USLIBOR +3.200%), 7/20/2032	2,547,755
2,750,000		OCP CLO, Ltd., 2020-8RA, Class C, 4.794% (3-month USLIBOR +3.750%), 1/17/2032	2,536,991
1,000,000		OSD CLO, 2021-23 Ltd., 2021-23A, Class D, 3.994% (3-month USLIBOR +2.950%), 4/17/2031	914,553
3,000,000		OSD CLO, 2021-23 Ltd., 2021-23A, Class E, 7.044% (3-month USLIBOR +6.000%), 4/17/2031	2,671,055
2,000,000		Parallel Ltd., 2020-1A, Class DR, 7.562% (3-month USLIBOR +6.500%), 7/20/2034	1,759,134
2,250,000		Parallel Ltd., 2021-1A, Class D, 4.494% (3-month USLIBOR +3.450%), 7/15/2034	2,008,541
950,000		Parallel Ltd., 2021-1A, Class E, 7.514% (3-month USLIBOR +6.470%), 7/15/2034	849,702
1,250,000		Pikes Peak CLO, 2021-7A, Class D, 4.924% (3-month USLIBOR +3.400%), 2/25/2034	1,179,289
2,000,000		Pikes Peak CLO, 2021-9A, Class E, 7.804% (3-month USLIBOR +6.580%), 10/27/2034	1,815,510
1,000,000		Rockland Park CLO, Ltd., 2021-1A, Class C, 2.963% (3-month USLIBOR +1.900%), 4/20/2034	928,035
2,000,000		Rockland Park CLO, Ltd., 2021-1A, Class E, 7.312% (3-month USLIBOR +6.250%), 4/20/2034	1,846,271
3,000,000		Stratus CLO, 2021-2A, Class E, 5.842% (3-month USLIBOR +5.750%), 12/28/2029	2,658,455
2,250,000		Symphony CLO, Ltd., 2016-18A, Class DR, 4.434% (3-month USLIBOR +3.250%), 7/23/2033	2,096,319
Bank Loan Core Fund
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	ASSET-BACKED SECURITIES— continued
		Finance Companies— continued
$1,000,000		Symphony CLO, Ltd., 2016-18A, Class ER, 8.254% (3-month USLIBOR +7.070%), 7/23/2033	$910,106
1,000,000		Symphony CLO, Ltd., 2021-29A, Class D, 3.391% (3-month USLIBOR +3.150%), 1/15/2034	932,866
3,000,000		Symphony CLO, Ltd., 2021-29A, Class E, 6.491% (3-month USLIBOR +6.250%), 1/15/2034	2,774,044
		TOTAL	69,910,487
		Financial Institutions— 0.4%
750,000		Palmer Square Loan Funding Ltd., 2022-2A, Class C, 4.188% (SOFR + 3.100%), 10/15/2030	700,711
750,000		Palmer Square Loan Funding Ltd., 2022-2A, Class D, 7.288% (SOFR + 6.200%), 10/15/2030	725,768
1,500,000	[2]	Stratus CLO 2022-1A, Class D, TBD, 7/20/2030	1,477,411
3,000,000	[2]	Stratus CLO 2022-1A, Class E, TBD, 7/20/2030	2,938,521
		TOTAL	5,842,411
		Other— 0.3%
4,000,000		SSTAT 2021-1A E1, Class E1, 6.534% (3-month USLIBOR +5.350%), 10/25/2029	3,481,654
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $87,030,960)	79,729,921
		COMMON STOCKS— 0.0%
		Consumer Cyclical Services— 0.0%
46,202	[3]	Constellis Holdings LLC	16,748
		Midstream— 0.0%
31,464	[3]	Summit Midstream Partners LP	400,537
		TOTAL COMMON STOCKS (IDENTIFIED COST $674,294)	417,285
		WARRANT— 0.0%
		Health Care— 0.0%
247	[3,4]	Carestream Health, Inc., Warrants (IDENTIFIED COST $0)	3
		INVESTMENT COMPANY— 0.4%
4,962,544		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 1.44%[5] (IDENTIFIED COST $4,959,817)	4,959,566
		TOTAL INVESTMENT IN SECURITIES—96.1% (IDENTIFIED COST $1,401,447,784)[6]	1,300,865,730
		OTHER ASSETS AND LIABILITIES - NET—3.9%[7]	53,459,823
		TOTAL NET ASSETS—100%	$1,354,325,553
Bank Loan Core Fund
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended June 30, 2022, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 6/30/2021	$103,423,369
Purchases at Cost	$853,851,456
Proceeds from Sales	$(952,294,318)
Change in Unrealized Appreciation/Depreciation	$(36,522)
Net Realized Gain/(Loss)	$15,581
Value as of 6/30/2022	$4,959,566
Shares Held as of 6/30/2022	4,962,544
Dividend Income	$56,891
Gain Distributions Received	$12,031

1	Floating/variable note with current rate and current maturity or next reset date shown.
2	All or a portion of the security represents unsettled loan commitments at June 30, 2022, where the rate will be determined at time of settlement.
3	Non-income-producing security.
4
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”).

5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $1,398,921,136.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at June 30, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Bank Loan Core Fund
Annual Shareholder Report

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Floating Rate Loans	$—	$1,059,830,518	$—	$1,059,830,518
Corporate Bonds	—	155,928,437	—	155,928,437
Asset-Backed Securities	—	79,729,921	—	79,729,921
Warrant	—	—	3	3
Equity Securities:
Common Stocks
Domestic	417,285	—	—	417,285
Investment Company	4,959,566	—	—	4,959,566
TOTAL SECURITIES	$5,376,851	$1,295,488,876	$3	$1,300,865,730

The following acronym(s) are used throughout this portfolio:
LIBOR	—London Interbank Offered Rate
PIK	—Payment in Kind
SOFR	—Secured Overnight Financing Rate
TBD	—To Be Determined
See Notes which are an integral part of the Financial Statements
Bank Loan Core Fund
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
	Year Ended June 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.69	$9.14	$9.83	$10.02	$10.12
Income From Investment Operations:
Net investment income (loss)	0.46	0.43	0.49	0.59	0.53
Net realized and unrealized gain (loss)	(0.86)	0.52	(0.69)	(0.20)	(0.10)
TOTAL FROM INVESTMENT OPERATIONS	(0.40)	0.95	(0.20)	0.39	0.43
Less Distributions:
Distributions from net investment income	(0.47)	(0.40)	(0.49)	(0.58)	(0.53)
Net Asset Value, End of Period	$8.82	$9.69	$9.14	$9.83	$10.02
Total Return[1]	(4.39)%	10.50%	(2.15)%	4.02%	4.32%
Ratios to Average Net Assets:
Net expenses[2]	0.05%	0.05%	0.06%	0.06%	0.05%
Net investment income	4.83%	4.47%	5.22%	5.98%	5.27%
Expense waiver/reimbursement[3]	—%	—%	—%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,354,326	$1,968,305	$1,148,240	$1,043,884	$927,849
Portfolio turnover[4]	44%	31%	43%	38%	31%

1	Based on net asset value.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

4	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Bank Loan Core Fund
Annual Shareholder Report

Statement of Assets and Liabilities
June 30, 2022

Assets:
Investment in securities, at value including $4,959,566 of investments in an affiliated holding* (identified cost $1,401,447,784)	$1,300,865,730
Cash	3,501,300
Income receivable	12,042,472
Receivable for investments sold	99,607,514
Total Assets	1,416,017,016
Liabilities:
Payable for investments purchased	52,089,061
Payable for shares redeemed	6,000,000
Income distribution payable	3,288,120
Accrued expenses (Note 5)	314,282
Total Liabilities	61,691,463
Net assets for 153,536,030 shares outstanding	$1,354,325,553
Net Assets Consist of:
Paid-in capital	$1,560,715,296
Total distributable earnings (loss)	(206,389,743)
Total Net Assets	$1,354,325,553
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,354,325,553 ÷ 153,536,030 shares outstanding, no par value, unlimited shares authorized	$8.82

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Bank Loan Core Fund
Annual Shareholder Report

Statement of Operations
Year Ended June 30, 2022

Investment Income:
Interest	$84,835,787
Dividends (including $56,891 received from an affiliated holding*)	2,575,562
TOTAL INCOME	87,411,349
Expenses:
Administrative fee (Note 5)	5,758
Custodian fees	57,959
Transfer agent fees	118,139
Directors’/Trustees’ fees (Note 5)	11,587
Auditing fees	36,299
Legal fees	8,092
Portfolio accounting fees	559,215
Share registration costs	2,375
Printing and postage	19,033
Miscellaneous (Note 5)	24,533
TOTAL EXPENSES	842,990
Net investment income	86,568,359
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments (including net realized gain of $15,581 on sales of investments in an affiliated holding*)	(32,950,584)
Realized gain distribution from affiliated investment company shares*	12,031
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(36,522) on investments in an affiliated holding*)	(125,556,841)
Net realized and unrealized gain (loss) on investments	(158,495,394)
Change in net assets resulting from operations	$(71,927,035)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Bank Loan Core Fund
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended June 30	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income	$86,568,359	$69,477,504
Net realized gain (loss)	(32,938,553)	1,743,569
Net change in unrealized appreciation/depreciation	(125,556,841)	76,103,106
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(71,927,035)	147,324,179
Distributions to Shareholders	(87,744,304)	(64,845,212)
Share Transactions:
Proceeds from sale of shares	640,173,450	978,208,250
Net asset value of shares issued to shareholders in payment of distributions declared	50,490,786	44,858,187
Cost of shares redeemed	(1,144,972,116)	(285,480,181)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(454,307,880)	737,586,256
Change in net assets	(613,979,219)	820,065,223
Net Assets:
Beginning of period	1,968,304,772	1,148,239,549
End of period	$1,354,325,553	$1,968,304,772
See Notes which are an integral part of the Financial Statements
Bank Loan Core Fund
Annual Shareholder Report

Notes to Financial Statements
June 30, 2022
1. ORGANIZATION
Federated Hermes Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Bank Loan Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund’s investment objective is to provide current income. Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Fixed-income securities and floating rate loans are fair valued using price evaluations provided by a pricing service approved by the Trustees.
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Bank Loan Core Fund
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
Bank Loan Core Fund
Annual Shareholder Report

that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Bank Loan Core Fund
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Amortization/accretion of premium and discount is included in investment income.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended June 30, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of June 30, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the 1933 Act; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
Bank Loan Core Fund
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
	Year Ended 6/30/2022	Year Ended 6/30/2021
Shares sold	66,442,219	103,103,118
Shares issued to shareholders in payment of distributions declared	5,315,759	4,692,574
Shares redeemed	(121,385,347)	(30,279,230)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(49,627,369)	77,516,462
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended June 30, 2022 and 2021, was as follows:
	2022	2021
Ordinary income	$87,744,304	$64,845,212
As of June 30, 2022, the components of distributable earnings on a tax-basis were as follows:
Distributions payable	$(140,347)
Net unrealized depreciation	$(98,055,406)
Capital loss carryforwards	$(108,193,990)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.
At June 30, 2022, the cost of investments for federal tax purposes was $1,398,921,136. The net unrealized depreciation of investments for federal tax purposes was $98,055,406. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,405,337 and net unrealized depreciation from investments for those securities having an excess of cost over value of $99,460,743.
As of June 30, 2022, the Fund had a capital loss carryforward of $108,193,990 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$23,115,706	$85,078,284	$108,193,990
Bank Loan Core Fund
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser, subject to the direction of the Trustees, provides investment adviser services at no fee, because all investors in the Fund are other Federated Hermes Funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Adviser may voluntarily choose to reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to reimbursement for certain out-of-pocket expenses.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of June 30, 2022, a majority of the shares of beneficial interest outstanding are owned by other affiliated investment companies.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended June 30, 2022, were as follows:
Purchases	$776,563,757
Sales	$1,263,507,961
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%,
Bank Loan Core Fund
Annual Shareholder Report

plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of June 30, 2022, the Fund had no outstanding loans. During the year ended June 30, 2022, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of June 30, 2022, there were no outstanding loans. During the year ended June 30, 2022, the program was not utilized.
9. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may continue for an extended period of time and has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
Bank Loan Core Fund
Annual Shareholder Report

11. Recent Accounting Pronouncements
In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2021-01 “Reference Rate Reform (Topic 848)”. ASU No. 2021-01 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2021-01 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2022. Management does not expect ASU No. 2021-01 to have a material impact on the financial statements.
Bank Loan Core Fund
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES CORE TRUST AND SHAREHOLDERS OF BANK LOAN CORE FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Bank Loan Core Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Core Trust (the “Trust”)), including the portfolio of investments, as of June 30, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Core Trust) at June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Bank Loan Core Fund
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
August 25, 2022
Bank Loan Core Fund
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period[1]
Actual	$1,000	$937.00	$0.24
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,024.55	$0.25

1	Expenses are equal to the Fund’s annualized net expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).
Bank Loan Core Fund
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Trust comprised seven portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge Lally-
Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and
the Supreme Court’s Appellate Court Procedural Rules Committee.
Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC
Mercy Hospital; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(natural gas). Judge Lally-Green has held the positions of: Director,
Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of
the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes’ taxable fixed-income products in 2004 and also serves as a
Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes Floating Rate Strategic Income Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
Annual Shareholder Report

reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
Annual Shareholder Report

regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the (“Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
Annual Shareholder Report

Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
Annual Shareholder Report

gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
The Fund’s performance fell below the median of the Performance Peer Group for the one-year, three-year and five-year periods ended December 31, 2021. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund
Annual Shareholder Report

shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Annual Shareholder Report

Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared
Annual Shareholder Report

with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Annual Shareholder Report

Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Income Securities Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Floating Rate Strategic Income Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
Annual Shareholder Report

delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Floating Rate Strategic Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C647
CUSIP 31420C514
CUSIP 31420C670
CUSIP 31420C571
Q450751 (5/23)
© 2023 Federated Hermes, Inc.

Annual Shareholder Report
March 31, 2023

Share Class | Ticker	A | FUSGX	C | FUSCX	IS | FCBRX

Federated Hermes Fund for U.S. Government Securities
Fund Established 1969

A Portfolio of Federated Hermes Income Securities Trust
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from April 1, 2022 through March 31, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Fund for U.S. Government Securities (the “Fund”), based on net asset value for the 12-month reporting period ended March 31, 2023, was -5.43% for the Class A Shares, -6.28% for the Class C Shares and -5.20% for the Institutional Shares. The -5.20% total return of the Institutional Shares consisted of 2.56% in taxable dividends and -7.76% of price depreciation in the net asset value of the shares. The Bloomberg US Mortgage Backed Securities Index (BMBS),1 the Fund’s broad-based securities market index, returned -4.85% for the same period. The total return of the Lipper U.S. Mortgage Funds Average (LUSMFA),2 a peer group average for the Fund, was -5.18% for the same period. The Fund’s and the LUSMFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses not reflected in the total return of the BMBS.
During the reporting period, the most significant factors affecting the Fund’s performance were: (a) interest rate strategy and (b) sector allocation. These factors each made a positive impact on Fund performance relative to the BMBS on a gross returns basis. The Fund nevertheless underperformed the BMBS on a net returns basis after taking into account cash flows, transaction costs and expenses (which the BMBS does not incur).
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the BMBS.
MARKET OVERVIEW
The Federal Reserve (the “Fed”) aggressively tightened monetary policy with interest rate hikes at each of the eight Federal Open Market Committee meetings during the fiscal year. Citing elevated inflation which resulted from pandemic-induced supply and demand imbalances, Russia’s war with Ukraine and broad price pressures, the federal funds target rate was increased a historically rapid 450 basis points to a terminal rate of 4.75% to 5.00%. Additionally, quantitative easing policy purchases of securities including U.S. Treasuries, agency debt and mortgage-backed securities (MBS)3 concluded, and the Fed’s securities portfolio declined as holdings matured. The shrinkage of holdings, known as quantitative tightening (QT), acted as a secondary contributor to more restrictive monetary policy with the goal of reducing inflation which grew at a rate well above the 2% target.
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1

Investors contended with higher interest rates, wider yield spreads for fixed-income securities and a banking crisis. Policymakers responded to struggling–and in some cases failing–U.S. banks with emergency measures including funding facilities and in select cases Federal Deposit Insurance Corporation takeovers. The combination of higher yields and QT pressured yield spreads wider for a variety of securitized assets including residential and commercial MBS, resulting in lackluster performance.
QT turned the largest buyer of MBS–the Fed–into a seller. Banks, which are the second largest holders of MBS, also reduced demand for residential MBS. As a result, mortgage-to-Treasury yield spreads widened significantly which produced negative excess return. Additionally, agency debentures and government-issued commercial MBS underperformed similar duration Treasuries due to weak demand.
During the reporting period, the 2- and 10-year U.S. Treasury yields increased 169 and 113 basis points to yield 4.03% and 3.47%, respectively. 4 interest rate strategy
Portfolio effective duration5 and yield curve exposure were tactically adjusted in a manner consistent with Fund management’s view on market yields. The Fund decreased effective duration relative to the BMBS to reduce the anticipated impact of higher market yields. The lower portfolio sensitivity to interest rates proved beneficial as Treasury yields climbed. Interest rate strategy made a positive contribution to Fund performance during the reporting period.
Sector allocation
Sector allocation provided mixed results. Private label MBS, which comprised approximately 6% of assets, lagged their government-guaranteed counterparts during the fiscal year. Positive contributions were made by Freddie Mac-issued MBS and an allocation to cash. Overall, sector allocation made a positive impact on Fund performance.
1
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BMBS.
2
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Lipper peer group.
3
The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
4
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than other securities of shorter durations.
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2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Fund for U.S. Government Securities (the “Fund”) from March 31, 2013 to March 31, 2023, compared to the Bloomberg US Mortgage Backed Securities Index (BMBS)2 and the Lipper U.S. Mortgage Funds Average (LUSMFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of March 31, 2023

◾ Total returns shown for Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of the additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 3/31/2023
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-9.66%	-1.37%	-0.14%
Class C Shares	-7.20%	-1.21%	-0.29%
Institutional Shares[4]	-5.20%	-0.34%	0.38%
BMBS	-4.85%	0.20%	1.00%
LUSMFA	-5.18%	0.07%	0.82%
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3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBS and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2
The BMBS tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s Institutional Shares commenced operations on May 28, 2020. For the periods prior to the commencement of operations for the Institutional Shares, the performance information shown is for the Fund’s A Shares. The performance of the A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares has a lower expense ratio than the expense ratio of the A Shares. The performance of the A Shares has been adjusted to reflect differences between the sales loads and charges imposed on the purchase and redemption of the Fund’s A Shares and Institutional Shares.
Annual Shareholder Report
4

Portfolio of Investments Summary Table (unaudited)
At March 31, 2023, the Fund’s portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	85.1%
Non-Agency Mortgage-Backed Securities	7.4%
Asset-Backed Securities	3.2%
Collateralized Mortgage Obligations	1.1%
Cash Equivalents[2]	7.6%
Other Assets and Liabilities—Net[3]	(4.4)%
TOTAL	100%

1	See the Fund’s Prospectus and Statement of Additional Information for a description of the principal types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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5

Portfolio of Investments
March 31, 2023
Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES— 85.1%
	Federal Home Loan Mortgage Corporation— 35.0%
$967,124	2.000%, 4/1/2036	$878,126
3,160,652	2.000%, 9/1/2050	2,622,754
1,658,057	2.000%, 3/1/2051	1,373,288
3,552,263	2.000%, 8/1/2051	2,942,168
6,668,617	2.000%, 1/1/2052	5,523,294
884,397	2.500%, 10/1/2051	763,337
3,283,488	2.500%, 1/1/2052	2,859,681
943,624	2.500%, 2/1/2052	814,162
3,758,933	2.500%, 4/1/2052	3,263,187
978,205	3.000%, 1/1/2043	910,577
326,028	3.000%, 10/1/2045	300,328
564,475	3.000%, 11/1/2045	519,451
376,033	3.000%, 10/1/2046	343,924
1,002,618	3.000%, 10/1/2046	921,706
596,856	3.000%, 11/1/2046	545,891
1,528,538	3.000%, 1/1/2047	1,396,585
1,426,884	3.000%, 2/1/2047	1,303,707
3,545,408	3.500%, 7/1/2042	3,394,315
2,059,917	3.500%, 9/1/2043	1,971,219
939,423	3.500%, 5/1/2046	884,252
723,138	3.500%, 10/1/2046	682,477
335,286	3.500%, 11/1/2047	316,014
96,128	4.000%, 8/1/2025	94,891
202,539	4.000%, 1/1/2042	198,508
244,818	4.000%, 11/1/2047	237,628
251,375	4.000%, 2/1/2048	244,778
329,529	4.000%, 4/1/2048	318,126
236,489	4.000%, 6/1/2048	231,687
7,298	4.500%, 2/1/2024	7,253
23,398	4.500%, 6/1/2024	23,316
36,307	4.500%, 11/1/2039	36,487
186,434	4.500%, 4/1/2040	187,761
444,261	4.500%, 5/1/2040	447,720
273,989	4.500%, 5/1/2040	276,165
133,196	4.500%, 8/1/2040	134,199
333,518	4.500%, 9/1/2040	336,235
Annual Shareholder Report
6

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES— continued
	Federal Home Loan Mortgage Corporation— continued
$549,970	4.500%, 9/1/2040	$554,443
949,674	4.500%, 7/1/2052	935,833
213,124	5.000%, 1/1/2034	216,482
511,406	5.000%, 5/1/2034	519,469
47,389	5.000%, 2/1/2039	48,632
158,657	5.000%, 3/1/2039	162,862
98,896	5.000%, 7/1/2039	101,587
315,200	5.000%, 9/1/2039	323,853
420,319	5.000%, 10/1/2039	431,875
1,332,724	5.500%, 5/1/2034	1,379,197
174,860	5.500%, 12/1/2035	182,334
97,978	5.500%, 5/1/2036	102,352
19,729	5.500%, 6/1/2036	20,656
318,697	5.500%, 6/1/2036	333,524
14,928	5.500%, 9/1/2037	15,658
12,265	6.000%, 2/1/2032	12,713
1,250,000	6.000%, 4/1/2053	1,275,540
126,135	6.500%, 10/1/2037	136,073
11,596	6.500%, 4/1/2038	12,507
39,616	6.500%, 10/1/2038	42,863
4,299	6.500%, 10/1/2038	4,665
18,377	7.500%, 1/1/2027	18,938
2,072	7.500%, 12/1/2029	2,203
42,523	7.500%, 5/1/2030	44,109
30,418	7.500%, 2/1/2031	32,627
	TOTAL	44,216,192
	Federal National Mortgage Association— 47.1%
1,479,497	2.000%, 4/1/2036	1,341,499
2,909,465	2.000%, 5/1/2036	2,632,633
1,587,977	2.000%, 7/1/2050	1,319,711
2,614,806	2.000%, 10/1/2050	2,169,803
3,057,264	2.000%, 11/1/2050	2,536,961
11,861,378	2.000%, 5/1/2051	9,824,207
5,828,350	2.000%, 2/1/2052	4,818,234
1,223,511	2.000%, 2/1/2052	1,013,375
1,450,869	2.500%, 7/1/2051	1,252,720
7,964,438	2.500%, 10/1/2051	6,874,228
1,074,062	2.500%, 1/1/2052	926,368
2,099,148	2.500%, 1/1/2052	1,810,495
Annual Shareholder Report
7

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES— continued
	Federal National Mortgage Association— continued
$640,110	3.000%, 10/1/2046	$585,452
941,748	3.000%, 11/1/2046	861,334
1,600,266	3.000%, 11/1/2046	1,455,620
571,165	3.000%, 1/1/2047	521,858
727,053	3.000%, 1/1/2047	664,289
463,897	3.000%, 2/1/2047	426,750
1,656,381	3.000%, 5/1/2051	1,499,934
2,369,285	3.500%, 8/1/2046	2,222,441
314,797	3.500%, 8/1/2046	297,195
615,165	3.500%, 9/1/2046	584,228
307,941	3.500%, 11/1/2047	289,760
711,992	3.500%, 1/1/2048	666,840
954,972	3.500%, 5/1/2052	891,800
431,840	4.000%, 2/1/2041	423,367
287,341	4.000%, 11/1/2047	280,069
319,909	4.000%, 1/1/2048	314,612
268,501	4.000%, 2/1/2048	260,532
120,243	4.000%, 2/1/2048	116,374
306,736	4.000%, 2/1/2048	298,685
96,596	4.000%, 3/1/2048	93,729
261,606	4.000%, 5/1/2048	253,759
82,852	4.000%, 6/1/2048	80,366
203,756	4.000%, 6/1/2048	197,645
950,178	4.000%, 5/1/2052	910,023
2,521,574	4.000%, 7/1/2052	2,413,237
1,452,263	4.000%, 7/1/2052	1,390,889
327,148	4.500%, 10/1/2040	329,833
961,637	4.500%, 3/1/2041	969,710
30,257	4.500%, 6/1/2041	30,521
1,387,277	4.500%, 8/1/2052	1,359,905
16,551	5.000%, 1/1/2024	16,476
543,408	5.000%, 7/1/2034	552,296
36,240	5.000%, 11/1/2035	36,935
38,609	5.000%, 10/1/2039	39,431
145,011	5.000%, 12/1/2039	148,974
33,036	5.000%, 1/1/2040	33,953
289,418	5.500%, 9/1/2034	300,452
6,434	6.000%, 10/1/2028	6,584
4,477	6.000%, 11/1/2028	4,585
Annual Shareholder Report
8

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES— continued
	Federal National Mortgage Association— continued
$69	6.000%, 12/1/2028	$70
790	6.000%, 12/1/2028	789
5,031	6.000%, 12/1/2028	5,139
3,570	6.000%, 12/1/2028	3,647
550	6.000%, 1/1/2029	558
4,394	6.000%, 1/1/2029	4,490
978	6.000%, 1/1/2029	997
185	6.000%, 1/1/2029	189
9,304	6.000%, 1/1/2029	9,498
360	6.000%, 3/1/2029	369
217	6.000%, 3/1/2029	223
20,119	6.000%, 5/1/2029	20,575
15,933	6.000%, 5/1/2029	16,287
243	6.000%, 11/1/2029	248
14,375	6.000%, 11/1/2029	14,701
274,074	6.000%, 11/1/2034	286,519
20,037	6.000%, 5/1/2036	21,073
13,693	6.000%, 6/1/2036	14,399
33,954	6.000%, 7/1/2036	35,811
56,267	6.000%, 9/1/2037	59,371
123,079	6.000%, 2/1/2038	129,977
52,722	6.000%, 4/1/2038	55,809
17,480	6.500%, 5/1/2031	18,286
23,646	6.500%, 4/1/2032	24,964
79,627	6.500%, 9/1/2036	85,550
286,620	6.500%, 8/1/2037	308,156
16,107	7.000%, 8/1/2028	16,798
15,699	7.000%, 10/1/2028	16,314
15,134	7.000%, 6/1/2029	15,847
155	7.000%, 11/1/2031	165
4,132	7.000%, 11/1/2031	4,417
30,824	7.000%, 12/1/2031	32,769
3,269	7.000%, 12/1/2031	3,472
664	7.000%, 1/1/2032	706
768	7.500%, 1/1/2030	817
	TOTAL	59,559,677
	Government National Mortgage Association— 1.4%
859,591	3.000%, 9/20/2050	782,091
90,019	5.000%, 11/20/2038	92,269
Annual Shareholder Report
9

Principal Amount or Shares			Value
		MORTGAGE-BACKED SECURITIES— continued
		Government National Mortgage Association— continued
$32,700		5.000%, 12/20/2038	$33,525
65,150		5.000%, 5/20/2039	66,828
231,430		5.000%, 8/20/2039	237,477
102,061		5.000%, 9/20/2039	104,743
110,216		5.500%, 12/20/2038	114,783
90,061		6.000%, 9/20/2038	95,822
1,054		7.500%, 12/15/2023	1,056
5,244		7.500%, 1/15/2026	5,355
4,422		7.500%, 2/15/2026	4,520
92,981		7.500%, 2/15/2028	96,634
471		7.500%, 7/15/2029	495
491		7.500%, 7/15/2029	517
356		7.500%, 9/15/2029	374
1,968		7.500%, 9/15/2029	2,060
1,020		7.500%, 10/15/2029	1,052
7,580		7.500%, 10/15/2029	7,970
2,814		7.500%, 10/15/2029	2,953
4,176		7.500%, 10/15/2029	4,408
41,872		7.500%, 6/15/2030	44,428
13,581		7.500%, 6/15/2030	14,007
31,719		7.500%, 7/15/2030	33,654
58,051		8.250%, 10/15/2030	62,415
		TOTAL	1,809,436
	[1]	Uniform Mortgage-Backed Securities, TBA— 1.6%
1,000,000		5.000%, 4/1/2053	997,148
1,000,000		5.500%, 4/1/2053	1,010,156
		TOTAL	2,007,304
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $110,401,716)	107,592,609
		COLLATERALIZED MORTGAGE OBLIGATIONS— 8.5%
		Government National Mortgage Association— 1.1%
784,326	[2]	REMIC, Series 2013-158, Class AB, 3.010% (1-month USLIBOR +0.000%), 8/16/2053	747,404
689,543		REMIC, Series 2015-47, Class AE, 2.900%, 11/16/2055	653,622
		TOTAL	1,401,026
		Non-Agency Mortgage-Backed Securities— 7.4%
102,800		Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	10,527
153,784		Credit Suisse Mortgage Trust 2015-WIN1, Class A6, 3.500%, 12/25/2044	140,083
1,734,030		GS Mortgage-Backed Securities 2022-PJ3, Class A4, 2.500%, 8/25/2052	1,406,935
Annual Shareholder Report
10

Principal Amount or Shares			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS— continued
		Non-Agency Mortgage-Backed Securities— continued
$1,093,879		GS Mortgage-Backed Securities Trust 2023-PJ1, Class A4, 3.500%, 2/25/2053	$966,758
2,235,377		JP Morgan Mortgage Trust 2022-1, Class A2, 3.000%, 7/25/2052	1,896,927
2,135,063		JP Morgan Mortgage Trust 2022-2, Class A3, 2.500%, 8/25/2052	1,734,989
2,112,714		JP Morgan Mortgage Trust 2022-3, Class A3, 2.500%, 8/25/2052	1,716,828
26,735	[3]	Lehman Structured Securities Corp. Mortgage 2002-GE1, Class A, 0.000%, 7/26/2024	2,448
1,773,836		Sequoia Mortgage Trust 2021-3, Class A1, 2.500%, 5/25/2051	1,441,449
		TOTAL	9,316,944
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $12,327,292)	10,717,970
		ASSET-BACKED SECURITIES— 3.2%
		Auto Receivables— 0.4%
500,000		Ford Credit Auto Lease Trust 2023-A, Class A2A, 5.190%, 6/15/2025	500,257
		Single Family Rental Securities— 1.2%
1,021,000		Progress Residential Trust 2022-SFR1, Class E1, 3.930%, 2/17/2041	848,819
697,864		Progress Residential Trust 2022-SFR4, Class B, 4.788%, 5/17/2041	660,429
		TOTAL	1,509,248
		Student Loans— 1.6%
798,165		Navient Student Loan Trust 2020-GA, Class A, 1.170%, 9/16/2069	714,624
524,518		Navient Student Loan Trust 2020-HA, Class A, 1.310%, 1/15/2069	482,292
873,550	[2]	SMB Private Education Loan Trust 2020-BA, Class A1B, 5.784% (1-month USLIBOR +1.100%), 7/15/2053	855,736
		TOTAL	2,052,652
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $4,404,790)	4,062,157
		INVESTMENT COMPANY— 7.6%
9,566,287		Federated Hermes Government Obligations Fund, Premier Shares, 4.69%[4] (IDENTIFIED COST $9,566,287)	9,566,287
		TOTAL INVESTMENT IN SECURITIES—104.4% (IDENTIFIED COST $136,700,085)[5]	131,939,023
		OTHER ASSETS AND LIABILITIES - NET—(4.4)%[6]	(5,585,205)
		TOTAL NET ASSETS—100%	$126,353,818
Annual Shareholder Report
11

Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended March 31, 2023, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares
Value as of 3/31/2022	$9,530,284
Purchases at Cost	$62,730,013
Proceeds from Sales	$(62,694,010)
Change in Unrealized Appreciation/Depreciation	$—
Net Realized Gain/(Loss)	$—
Value as of 3/31/2023	$9,566,287
Shares Held as of 3/31/2023	9,566,287
Dividend Income	$57,853

1	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	Non-income-producing security.
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $136,651,706.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
12

The following is a summary of the inputs used, as of March 31, 2023, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Mortgage-Backed Securities	$—	$107,592,609	$—	$107,592,609
Collateralized Mortgage Obligations	—	10,717,970	—	10,717,970
Asset-Backed Securities	—	4,062,157	—	4,062,157
Investment Company	9,566,287	—	—	9,566,287
TOTAL SECURITIES	$9,566,287	$122,372,736	$—	$131,939,023

The following acronym(s) are used throughout this portfolio:
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.84	$7.39	$7.51	$7.27	$7.21
Income From Investment Operations:
Net investment income (loss)[1]	0.15	0.09	0.11	0.18	0.18
Net realized and unrealized gain (loss)	(0.52)	(0.52)	(0.09)	0.24	0.07
Total From Investment Operations	(0.37)	(0.43)	0.02	0.42	0.25
Less Distributions:
Distributions from net investment income	(0.16)	(0.12)	(0.14)	(0.18)	(0.19)
Net Asset Value, End of Period	$6.31	$6.84	$7.39	$7.51	$7.27
Total Return[2]	(5.43)%	(5.84)%	0.19%	5.86%	3.48%
Ratios to Average Net Assets:
Net expenses[3]	0.96%	0.95%	0.95%	0.97%	0.96%
Net investment income	2.35%	1.27%	1.46%	2.41%	2.59%
Expense waiver/reimbursement[4]	0.15%	0.00%[5]	0.01%	0.03%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$119,047	$175,800	$219,671	$206,154	$216,404
Portfolio turnover[6]	54%[7]	274%	277%[8]	82%	60%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)[6]	52%	55%	47%	74%	60%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
6	Securities that mature are considered sales for purposes of this calculation.
7	Portfolio turnover showed a significant decline from the prior year as a result of a reduction in the prepayment of mortgages due to increasing rates.
8	The portfolio turnover rate was higher from the prior year as a result of significant dollar-roll transactions.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.85	$7.39	$7.51	$7.27	$7.21
Income From Investment Operations:
Net investment income (loss)[1]	0.10	0.04	0.06	0.12	0.13
Net realized and unrealized gain (loss)	(0.53)	(0.51)	(0.10)	0.25	0.06
Total From Investment Operations	(0.43)	(0.47)	(0.04)	0.37	0.19
Less Distributions:
Distributions from net investment income	(0.11)	(0.07)	(0.08)	(0.13)	(0.13)
Net Asset Value, End of Period	$6.31	$6.85	$7.39	$7.51	$7.27
Total Return[2]	(6.28)%	(6.42)%	(0.57)%	5.06%	2.69%
Ratios to Average Net Assets:
Net expenses[3]	1.71%	1.70%	1.71%	1.72%	1.71%
Net investment income	1.63%	0.52%	0.73%	1.66%	1.81%
Expense waiver/reimbursement[4]	0.16%	0.00%[5]	0.01%	0.03%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,862	$5,889	$6,033	$9,464	$8,999
Portfolio turnover[6]	54%[7]	274%	277%[8]	82%	60%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)[6]	52%	55%	47%	74%	60%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
6	Securities that mature are considered sales for purposes of this calculation.
7	Portfolio turnover showed a significant decline from the prior year as a result of a reduction in the prepayment of mortgages due to increasing rates.
8	The portfolio turnover rate was higher from the prior year as a result of significant dollar-roll transactions.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,		Period Ended 3/31/2021[1]
	2023	2022
Net Asset Value, Beginning of Period	$6.83	$7.38	$7.58
Income From Investment Operations:
Net investment income[2]	0.17	0.11	0.10
Net realized and unrealized gain (loss)	(0.53)	(0.51)	(0.16)
Total From Investment Operations	(0.36)	(0.40)	(0.06)
Less Distributions:
Distributions from net investment income	(0.17)	(0.15)	(0.14)
Net Asset Value, End of Period	$6.30	$6.83	$7.38
Total Return[3]	(5.20)%	(5.56)%	(0.87)%
Ratios to Average Net Assets:
Net expenses[4]	0.71%	0.71%	0.70%[5]
Net investment income	2.63%	1.54%	1.54%[5]
Expense waiver/reimbursement[6]	0.16%	0.00%[7]	0.01%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,444	$1,637	$535
Portfolio turnover[8]	54%[9]	274%	277%[10]
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)[8]	52%	55%	47%

1	Reflects operations for the period from May 28, 2020 (commencement of operations) to March 31, 2021.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	Computed on an annualized basis.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

7	Represents less than 0.01%.
8	Securities that mature are considered sales for purposes of this calculation.
9	Portfolio turnover showed a significant decline from the prior year as a result of a reduction in the prepayment of mortgages due to increasing rates.
10	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended March 31, 2021.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Assets and Liabilities
March 31, 2023

Assets:
Investment in securities, at value including $9,566,287 of investments in affiliated holdings* (identified cost $136,700,085, including $9,566,287 of identified cost in affiliated holdings)	$131,939,023
Income receivable	319,935
Income receivable from affiliated holdings	9,529
Receivable for shares sold	5,526
Total Assets	132,274,013
Liabilities:
Payable for investments purchased	5,685,522
Payable for shares redeemed	59,725
Income distribution payable	32,299
Payable for investment adviser fee (Note 5)	714
Payable for administrative fee (Note 5)	270
Payable for distribution services fee (Note 5)	3,772
Payable for other service fees (Notes 2 and 5)	40,479
Accrued expenses (Note 5)	97,414
Total Liabilities	5,920,195
Net assets for 20,025,093 shares outstanding	$126,353,818
Net Assets Consist of:
Paid-in capital	$157,466,204
Total distributable earnings (loss)	(31,112,386)
Total Net Assets	$126,353,818
Annual Shareholder Report
17

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($119,047,484 ÷ 18,867,202 shares outstanding), no par value, unlimited shares authorized	$6.31
Offering price per share (100/95.50 of $6.31)	$6.61
Redemption proceeds per share	$6.31
Class C Shares:
Net asset value per share ($5,862,193 ÷ 928,612 shares outstanding), no par value, unlimited shares authorized	$6.31
Offering price per share	$6.31
Redemption proceeds per share (99.00/100 of $6.31)	$6.25
Institutional Shares:
Net asset value per share ($1,444,141 ÷ 229,279 shares outstanding), no par value, unlimited shares authorized	$6.30
Offering price per share	$6.30
Redemption proceeds per share	$6.30

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Operations
Year Ended March 31, 2023

Investment Income:
Interest	$4,736,989
Dividends received from affiliated holdings*	57,853
TOTAL INCOME	4,794,842
Expenses:
Investment adviser fee (Note 5)	578,525
Administrative fee (Note 5)	116,301
Custodian fees	29,975
Transfer agent fees	228,268
Directors’/Trustees’ fees (Note 5)	2,009
Auditing fees	29,900
Legal fees	9,868
Portfolio accounting fees	138,595
Distribution services fee (Note 5)	50,808
Other service fees (Notes 2 and 5)	355,429
Share registration costs	62,486
Printing and postage	28,138
Miscellaneous (Note 5)	24,770
TOTAL EXPENSES	1,655,072
Waiver and Reimbursement:
Waiver/reimbursement of investment adviser fee (Note 5)	(215,572)
Net expenses	1,439,500
Net investment income	3,355,342
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments	(10,970,146)
Net realized loss on futures contracts	(8,078)
Net change in unrealized depreciation of investments	(2,489,910)
Net realized and unrealized gain (loss) on investments and futures contracts	(13,468,134)
Change in net assets resulting from operations	$(10,112,792)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Changes in Net Assets

Year Ended March 31	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,355,342	$2,610,438
Net realized gain (loss)	(10,978,224)	(2,526,084)
Net change in unrealized appreciation/depreciation	(2,489,910)	(11,459,834)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(10,112,792)	(11,375,480)
Distributions to Shareholders:
Class A Shares	(3,278,815)	(3,443,982)
Class B Shares[1]	(1,214)	(2,731)
Class C Shares	(114,915)	(43,230)
Institutional Shares	(38,435)	(21,465)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,433,379)	(3,511,408)
Share Transactions:
Proceeds from sale of shares	18,890,919	11,249,842
Net asset value of shares issued to shareholders in payment of distributions declared	3,061,685	3,137,922
Cost of shares redeemed	(65,580,419)	(42,714,005)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(43,627,815)	(28,326,241)
Change in net assets	(57,173,986)	(43,213,129)
Net Assets:
Beginning of period	183,527,804	226,740,933
End of period	$126,353,818	$183,527,804

1
On February 3, 2023, Class B Shares were converted into Class A Shares. Within the Statement of Changes in Net Assets, the conversion from Class B Shares is within the Cost of shares redeemed and the conversion to Class A Shares is within Proceeds from sale of shares.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
March 31, 2023
1. ORGANIZATION
Federated Hermes Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Hermes Fund for U.S. Government Securities (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income.
At the close of business on February 3, 2023, Class B Shares were converted into the Fund’s existing Class A Shares pursuant to a Plan of Conversion approved by the Fund’s Board of Trustees (the “Trustees”). The conversion occurred on a tax-free basis. The cash value of a shareholder’s investment was not changed as a result of the share class conversion. No action was required by shareholders to effect the conversion.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Investment Management Company (the “Adviser”).
◾
Shares of other mutual funds or non-exchange traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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21

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
Pursuant to Rule 2a-5 under the Act, the Trustees have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
Annual Shareholder Report
22

Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waiver and reimbursement of $215,572 is disclosed in various locations in Note 5.
Annual Shareholder Report
23

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to these fees. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended March 31, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$338,563
Class C Shares	16,657
TOTAL	$355,429
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Annual Shareholder Report
24

Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At March 31, 2023, the Fund had no outstanding futures contracts.
The average notional value of long futures contracts held by the Fund throughout the period was $110,769. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2023
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(8,078)
Annual Shareholder Report
25

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 3/31/2023		Year Ended 3/31/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,851,280	$11,843,097	911,501	$6,638,700
Shares issued to shareholders in payment of distributions declared	454,639	2,908,642	423,416	3,071,394
Conversion of Class B Shares to Class A Shares[1]	6,945	44,458	—	—
Shares redeemed	(9,133,522)	(58,820,583)	(5,389,557)	(39,184,021)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(6,820,658)	$(44,024,386)	(4,054,640)	$(29,473,927)
	Year Ended 3/31/2023		Year Ended 3/31/2022
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	6,945	$44,458	2,373	$17,540
Shares issued to shareholders in payment of distributions declared	188	1,214	375	2,731
Conversion of Class B Shares to Class A Shares[1]	(6,945)	(44,458)	—	—
Shares redeemed	(29,689)	(191,444)	(41,144)	(302,715)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(29,501)	$(190,230)	(38,396)	$(282,444)
	Year Ended 3/31/2023		Year Ended 3/31/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,005,743	$6,591,478	419,563	$2,973,420
Shares issued to shareholders in payment of distributions declared	17,826	113,835	5,886	42,586
Shares redeemed	(955,019)	(6,048,533)	(381,951)	(2,801,321)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	68,550	$656,780	43,498	$214,685
Annual Shareholder Report
26

	Year Ended 3/31/2023		Year Ended 3/31/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	64,639	$411,886	223,657	$1,620,182
Shares issued to shareholders in payment of distributions declared	5,962	37,994	2,958	21,211
Shares redeemed	(80,926)	(519,859)	(59,545)	(425,948)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(10,325)	$(69,979)	167,070	$1,215,445
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(6,791,934)	$(43,627,815)	(3,882,468)	$(28,326,241)

1
On February 3, 2023, Class B Shares were converted into Class A Shares. Within the Statement of Changes in Net Assets, the conversion from Class B Shares is within the Cost of shares redeemed and the conversion to Class A Shares is within Proceeds from sale of shares.

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2023 and 2022, was as follows:
	2023	2022
Ordinary income	$3,433,379	$3,511,408
As of March 31, 2023, the components of distributable earnings on a tax-basis were as follows:
Distributions payable	$(1,205)
Net unrealized depreciation	$(4,712,683)
Capital loss carryforwards	$(26,398,498)
TOTAL	$(31,112,386)
At March 31, 2023, the cost of investments for federal tax purposes was $136,651,706. The net unrealized depreciation of investments for federal tax purposes was $4,712,683. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $1,229,644 and unrealized depreciation from investments for those securities having an excess of cost over value of $5,942,327.
The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for the dollar roll adjustments.
As of March 31, 2023, the Fund had a capital loss carryforward of $26,398,498 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$18,800,523	$7,597,975	$26,398,498
Annual Shareholder Report
27

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee based on the Fund’s average daily net assets as shown in the chart below plus 4.50% of the Fund’s gross income. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended March 31, 2023, the Adviser voluntarily waived $213,949 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended March 31, 2023, the Adviser reimbursed $1,623.
Average Daily Net Assets	Percentage of Average Daily Net Assets
First $500 million	0.250%
Second $500 million	0.225%
Over $1 billion	0.200%
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2023, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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28

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class C Shares	0.75%
Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to the Plan at 0.75% of average daily net assets of the Class B Shares.
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2023, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$627
Class C Shares	50,181
TOTAL	$50,808
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2023, FSC retained $4,062 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended March 31, 2023, FSC retained $611 in sales charges from the sale of Class A Shares. FSC also retained $1,177 of CDSC relating to redemptions of Class A Shares.
Other Service Fees
For the year ended March 31, 2023, FSSC received $129,568 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.96%, 1.71% and 0.71% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2024; or (b) the date of the Fund’s next effective
Annual Shareholder Report
29

Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2023, were as follows:
Purchases	$2,187,050
Sales	$1,494,863
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of March 31, 2023, the Fund had no outstanding loans. During the year ended March 31, 2023, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of March 31, 2023, there were no outstanding loans. During the year ended March 31, 2023, the program was not utilized.
Annual Shareholder Report
30

9. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
11. Recent Accounting Pronouncements
In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.
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31

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED HERMES FUND FOR U.S. GOVERNMENT SECURITIES:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Fund for U.S. Government Securities (the “Fund”) (one of the portfolios constituting Federated Hermes Income Securities Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Income Securities Trust) at March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
May 24, 2023
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 10/1/2022	Ending Account Value 3/31/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,038.40	$4.88
Class C Shares	$1,000	$1,034.40	$8.67
Institutional Shares	$1,000	$1,039.80	$3.61
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.14	$4.84
Class C Shares	$1,000	$1,016.40	$8.60
Institutional Shares	$1,000	$1,021.39	$3.58

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.96%
Class C Shares	1.71%
Institutional Shares	0.71%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Trust comprised eight portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge Lally-
Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and
the Supreme Court’s Appellate Court Procedural Rules Committee.
Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC
Mercy Hospital; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(natural gas). Judge Lally-Green has held the positions of: Director,
Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of
the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 2000
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes’ taxable fixed-income products in 2004 and also serves as a
Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

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Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes Fund for U.S. Government Securities (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the (“Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
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Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
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gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
The Fund’s performance fell below the median of the Performance Peer Group for the one-year, three-year and five-year periods ended December 31, 2021. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund
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shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
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Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared
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with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
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Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Income Securities Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Fund for U.S. Government Securities (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
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delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Fund for U.S. Government Securities
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C704
CUSIP 31420C886
CUSIP 31420C522
28390 (5/23)
© 2023 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 – $231,453

Fiscal year ended 2022 - $218,680

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $4,000

Fiscal year ended 2022- Audit consent fee for N-1A filing.

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $3,235 respectively. Fiscal year ended 2022- Audit consent fee for N-14 filing.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $73,033 and $71,430 respectively. Fiscal year ended 2023- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2023 - $253,514

Fiscal year ended 2022 - $179,134

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date May 24, 2023

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 24, 2023